Dreyfus

      S&P 500

      Index Fund

      ANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            22   Statement of Financial Futures

                            23   Statement of Assets and Liabilities

                            24   Statement of Operations

                            25   Statement of Changes in Net Assets

                            26   Financial Highlights

                            27   Notes to Financial Statements

                            33   Report of Independent Accountants

                            34   Important Tax Information

                            35   Board Members Information

                            37   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                             S&P 500 Index Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus S&P 500 Index Fund, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Steve Falci and Tom Durante.

The past year has not been kind to equity investors. A host of concerns, both economic and political, contributed to the Standard & Poor' s 500 Index's negative total return for the reporting period. With these concerns still unresolved, many stocks have fallen to levels that we consider attractive
relative    to    historical    averages.

Recent equity market losses have been a painful reminder for many of the importance of asset allocation and maintaining a diversified portfolio. Investing only in yesterday' s market leaders probably won' t provide the diversification most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer

The Dreyfus Corporation

November    15,    2002




DISCUSSION OF FUND PERFORMANCE

Steve Falci and Tom Durante, Portfolio Managers

How did Dreyfus S&P 500 Index Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2002, the fund produced a total return of -15.54% .(1) The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" ), the fund' s benchmark, produced a -15.11% return for the same period.(2)

The fund and market' s absolute performance was primarily the result of a difficult stock market environment and a weak economy plagued by a slowed
recovery    and    rising    tensions    in    the    Middle    East.

What is the fund's investment approach?

The fund seeks to match the total return of the S&P 500 Index. To pursue that goal, the fund generally invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the S&P 500 Index. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks. The S& P 500 Index is dominated by large-cap, blue chip stocks
that    comprise   nearly   75%   of   total   U.S.   market   capitalization.

However, it is important to note that the S&P 500 Index is not composed of the 500 largest companies; rather, it is designed to capture the returns of many different sectors of the U.S. economy. The S&P 500 Index contains approximately 375 industrial, 40 utility, 75 financial and 10 transportation stocks. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of stocks

As an index fund, the fund uses a passive management approach; all investment decisions are made based on the composition of the S&P 500 Index. The fund does not attempt to manage market volatility.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund's performance was most influenced during the reporting period by sharp declines in certain industry groups, a weaker than expected U.S. economy, low interest rates and a number of accounting and corporate governance scandals
among    major    U.S.    corporations.

The bulk of the market's lackluster performance can be traced to weakness within the telecommunications, technology and utilities groups. Telecommunications companies continued to suffer from low customer demand and excess capacity, which adversely affected their earnings and stock prices. Within the technology group, semiconductor stocks produced especially disappointing performance. Often considered the "building blocks" for capital equipment companies, these companies have historically performed well in the early stages of economic recoveries. However, because of persistent weakness in the personal computer and telecommunications industries, demand for semiconductors remained at relatively low levels. Utilities were hurt by lower demand for energy, high debt levels and questionable accounting practices.

Other industry groups within the S&P 500 Index were also adversely affected by the weaker than expected economic recovery. Despite lower interest rates, including two rate cuts by the Federal Reserve Board in late 2001, capital spending and investment by corporations continued to decline. As a result, companies that rely on corporate and industrial markets saw little or no improvement in sales and earnings. Companies in the industrials and information technology groups were among those most adversely affected by this trend.

On the other hand, consumers took advantage of lower interest rates to refinance their mortgages, which put extra cash in their pockets for purchases, including big-ticket items, such as cars and vacation homes. As a result, consumer staples companies, such as food and beverage producers, and financial companies, including regional banks, produced returns that were generally better than the averages.


Finally, the reporting period' s corporate accounting and management scandals also drove down stock prices. Allegations of malfeasance were most prevalent among the large-cap companies that comprise the S&P 500 Index, causing large-cap stocks to decline more severely, on average, than their small- and midcap counterparts.

What is the fund's current strategy?

As an index fund, our strategy remains: to attempt to replicate the returns of the S& P 500 Index by investing in each industry group in a way that closely approximates its representation in the S&P 500 Index.

While we were disappointed that the S&P 500 Index provided lackluster returns during the reporting period, we have recently seen signs of possible improvement. For example, we believe that investors are now more aware of the potential for accounting irregularities. In our view, this awareness has led to more realistic earnings expectations, a stricter regulatory environment and clearer financial statements, all of which should help to restore investor
confidence    in    the    stock    market.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS DAILY AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus S&P 500 Index Fund and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/02

                                                              1 Year                     5 Years                  10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                         (15.54)%                     0.19%                     9.29%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS S&P 500 INDEX FUND ON 10/31/92 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE AND REFLECTS THE REINVESTMENT OF DIVIDENDS DAILY. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 2002

COMMON STOCKS--97.1%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.8%

Adolph Coors, Cl. B                                                                               9,400                  643,712

Anheuser-Busch Cos.                                                                             225,400               11,892,104

Brown-Forman, Cl. B                                                                              17,800                1,286,762

Philip Morris Cos.                                                                              548,700               22,359,525

R.J. Reynolds Tobacco Holdings                                                                   23,200                  940,760

UST                                                                                              43,900                1,342,901

                                                                                                                      38,465,764

CONSUMER CYCLICAL--9.9%

AMR                                                                                              40,200  (a)             189,744

Albertson's                                                                                     105,672                2,357,542

AutoZone                                                                                         27,400  (a)           2,350,098

Bed Bath & Beyond                                                                                75,800  (a)           2,687,868

Best Buy                                                                                         83,450  (a)           1,719,905

Big Lots                                                                                         30,100  (a)             499,660

Brunswick                                                                                        23,400                  481,572

CVS                                                                                             101,900                2,825,687

Cendant                                                                                         270,270  (a)           3,108,105

Circuit City Stores--Circuit City Group                                                          54,500                  540,095

Cooper Tire & Rubber                                                                             19,100                  248,491

Costco Wholesale                                                                                118,100  (a)           4,007,133

Dana                                                                                             38,559                  385,590

Darden Restaurants                                                                               44,450                  843,661

Delphi Automotive Systems                                                                       145,369                1,011,768

Delta Air Lines                                                                                  32,100                  323,568

Dillard's, Cl. A                                                                                 21,800                  359,482

Dollar General                                                                                   86,508                1,207,652

Eastman Kodak                                                                                    75,800                2,497,610

Eaton                                                                                            18,300                1,251,537

Family Dollar Stores                                                                             45,000                1,385,550

Federated Department Stores                                                                      52,300  (a)           1,605,610

Ford Motor                                                                                      473,192                4,003,204

Gap                                                                                             225,725                2,656,783

General Motors                                                                                  145,500                4,837,875

Genuine Parts                                                                                    45,400                1,341,116

Harley-Davidson                                                                                  78,500                4,105,550

Harrah's Entertainment                                                                           29,000  (a)           1,218,000

Hasbro                                                                                           45,000                  459,900

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Hilton Hotels                                                                                    97,600                1,200,480

Home Depot                                                                                      611,703               17,665,983

International Game Technology                                                                    22,400  (a)           1,684,704

J.C. Penney                                                                                      69,400                1,322,070

Johnson Controls                                                                                 23,000                1,794,000

Jones Apparel Group                                                                              33,500  (a)           1,160,440

Kohl's                                                                                           87,400  (a)           5,108,530

Kroger                                                                                          204,800  (a)           3,039,232

Limited Brands                                                                                  135,300                2,120,151

Liz Claiborne                                                                                    27,700                  823,244

Lowe's Cos.                                                                                     202,000                8,429,460

Marriott International, Cl. A                                                                    63,000                1,948,590

Mattel                                                                                          113,400                2,082,024

May Department Stores                                                                            74,850                1,747,747

Maytag                                                                                           20,300                  523,740

McDonald's                                                                                      331,000                5,994,410

NIKE, Cl. B                                                                                      69,300                3,270,267

Navistar International                                                                           15,700  (a)             351,994

Nordstrom                                                                                        35,100                  699,192

Office Depot                                                                                     80,200  (a)           1,154,078

PACCAR                                                                                           30,100                1,328,012

RadioShack                                                                                       44,500  (a)             930,050

Reebok International                                                                             15,500  (a)             437,875

Safeway                                                                                         121,100  (a)           2,797,410

Sears, Roebuck & Co.                                                                             82,000                2,153,320

Southwest Airlines                                                                              200,618                2,929,023

Staples                                                                                         121,450  (a)           1,882,475

Starbucks                                                                                       100,800  (a)           2,394,000

Starwood Hotels & Resorts Worldwide                                                              51,700                1,204,610

TJX Cos.                                                                                        140,100                2,874,852

Target                                                                                          235,500                7,093,260

Tiffany & Co.                                                                                    37,800                  989,604

Toys R Us                                                                                        55,100  (a)             550,449

V. F.                                                                                            28,500                1,049,370

Visteon                                                                                          34,015                  224,159

Wal-Mart Stores                                                                               1,154,700               61,834,185

Walgreen                                                                                        266,000  8,977,500


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Wendy's International                                                                            30,000                  950,400

Whirlpool                                                                                        17,700                  824,997

Winn-Dixie Stores                                                                                36,500                  548,230

Yum! Brands                                                                                      77,120  (a)           1,737,514

                                                                                                                     216,341,987

CONSUMER STAPLES--7.0%

Alberto-Culver, Cl. B                                                                            15,100                  779,462

Archer-Daniels-Midland                                                                          169,060                2,302,597

Avon Products                                                                                    61,336                2,974,183

Campbell Soup                                                                                   106,500                2,245,020

Clorox                                                                                           59,800                2,686,814

Coca-Cola                                                                                       644,500               29,956,360

Coca-Cola Enterprises                                                                           116,400                2,774,976

Colgate-Palmolive                                                                               140,800                7,741,184

ConAgra Foods                                                                                   139,400                3,380,450

Fortune Brands                                                                                   38,900                1,947,334

General Mills                                                                                    95,400                3,941,928

Gillette                                                                                        274,600                8,205,048

H.J. Heinz                                                                                       91,100                2,929,776

Hershey Foods                                                                                    35,500                2,309,985

International Flavors & Fragrances                                                               24,600                  825,330

Kellogg                                                                                         106,500                3,393,090

Kimberly-Clark                                                                                  134,200                6,911,300

Newell Rubbermaid                                                                                69,362                2,248,716

Pepsi Bottling Group                                                                             74,000                1,994,300

PepsiCo                                                                                         460,000               20,286,000

Procter & Gamble                                                                                337,400               29,843,030

SUPERVALU                                                                                        34,800                  584,640

Sara Lee                                                                                        203,700                4,650,471

Sysco                                                                                           172,200                5,455,296

Tupperware                                                                                       15,100                  243,714

Wm. Wrigley Jr.                                                                                  58,500                3,087,045

                                                                                                                     153,698,049

ENERGY--6.1%

Amerada Hess                                                                                     23,100                1,185,030

Anadarko Petroleum                                                                               64,532                2,874,255

Apache                                                                                           37,300                2,016,438

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

BJ Services                                                                                      40,700  (a)           1,234,431

Baker Hughes                                                                                     87,590                2,544,490

Burlington Resources                                                                             52,245                2,152,494

CMS Energy                                                                                       37,300                  292,059

ChevronTexaco                                                                                   277,268               18,751,635

ConocoPhillips                                                                                  175,620                8,517,570

Devon Energy                                                                                     40,600                2,050,300

Dominion Resources                                                                               79,108                3,797,184

EOG Resources                                                                                    30,200                1,118,306

El Paso                                                                                         151,875                1,177,031

Exxon Mobil                                                                                   1,754,276               59,048,930

Halliburton                                                                                     113,300                1,833,194

Kerr-McGee                                                                                       26,065                1,133,828

KeySpan                                                                                          36,700                1,340,651

Kinder Morgan                                                                                    31,700                1,160,537

Marathon Oil                                                                                     80,400                1,680,360

McDermott International                                                                          16,500  (a)              58,575

Nabors Industries                                                                                37,500  (a)           1,311,375

Nicor                                                                                            11,500                  356,960

NiSource                                                                                         53,900                  890,428

Noble                                                                                            34,900  (a)           1,127,968

Occidental Petroleum                                                                             97,700                2,787,381

Peoples Energy                                                                                    9,200                  334,420

Rowan Cos.                                                                                       24,400                  497,516

Schlumberger                                                                                    149,900                6,012,489

Sempra Energy                                                                                    53,166                1,177,095

Sunoco                                                                                           19,900                  596,602

Transocean                                                                                       82,800                1,819,944

Unocal                                                                                           67,000                1,851,880

Williams Cos.                                                                                   134,500                  252,860

                                                                                                                     132,984,216

HEALTH CARE--14.4%

Abbott Laboratories                                                                             405,700               16,986,659

Allergan                                                                                         33,600                1,829,520

AmerisourceBergen                                                                                27,500                1,956,625

Amgen                                                                                           331,912  (a)          15,453,823

Anthem                                                                                           36,600  (a)           2,305,800


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Applera-Applied Biosystems Group                                                                 55,100                1,114,673

Bausch & Lomb                                                                                    14,000                  435,400

Baxter International                                                                            156,500                3,915,630

Becton, Dickinson & Co.                                                                          66,600                1,965,366

Biogen                                                                                           38,500  (a)           1,412,565

Biomet                                                                                           68,275                2,011,382

Boston Scientific                                                                               105,700  (a)           3,977,491

Bristol-Myers Squibb                                                                            502,800               12,373,908

C.R. Bard                                                                                        13,400                  749,462

Cardinal Health                                                                                 117,225                8,113,142

Chiron                                                                                           49,100  (a)           1,937,486

Eli Lilly & Co.                                                                                 291,700               16,189,350

Forest Laboratories                                                                              46,700  (a)           4,576,133

Genzyme                                                                                          55,600  (a)           1,548,460

Guidant                                                                                          79,400  (a)           2,347,858

HCA                                                                                             134,650                5,855,929

HEALTHSOUTH                                                                                     102,900  (a)             447,615

Health Management Associates, Cl. A                                                              61,900                1,183,528

Humana                                                                                           44,000  (a)             535,920

Johnson & Johnson                                                                               772,418               45,379,558

King Pharmaceuticals                                                                             63,266  (a)             971,133

Manor Care                                                                                       25,500  (a)             504,135

McKesson                                                                                         75,277                2,244,007

MedImmune                                                                                        65,100  (a)           1,663,305

Medtronic                                                                                       315,000               14,112,000

Merck & Co.                                                                                     584,000               31,676,160

Millipore                                                                                        12,500                  425,125

Pfizer                                                                                        1,606,800               51,048,036

Pharmacia                                                                                       334,935               14,402,205

Schering-Plough                                                                                 380,700                8,127,945

St. Jude Medical                                                                                 45,900  (a)           1,634,499

Stryker                                                                                          51,300                3,237,030

Tenet Healthcare                                                                                126,850                3,646,937

Thermo Electron                                                                                  43,200  (a)             794,448

UnitedHealth Group                                                                               78,800                7,166,860

Waters                                                                                           34,100  (a)             858,638

Watson Pharmaceuticals                                                                           27,700  (a)             761,473

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

WellPoint Health Networks                                                                        37,800  (a)           2,842,938

Wyeth                                                                                           344,000               11,524,000

Zimmer Holdings                                                                                  50,620  (a)           2,086,556

                                                                                                                     314,330,713

INTEREST SENSITIVE--23.3%

ACE                                                                                              68,100                2,094,075

AFLAC                                                                                           134,300                4,088,092

Aetna                                                                                            38,979                1,570,854

Allstate                                                                                        183,100                7,283,718

Ambac Financial Group                                                                            27,450                1,696,410

American Express                                                                                345,000               12,547,650

American International Group                                                                    677,679               42,388,821

AmSouth Bancorporation                                                                           93,100                1,824,760

Aon                                                                                              70,775                1,297,306

BB&T                                                                                            125,500                4,549,375

Bank of America                                                                                 390,052               27,225,630

Bank of New York                                                                                188,600                4,903,600

Bank One                                                                                        304,704               11,752,433

Bear Stearns Cos.                                                                                25,572                1,561,171

CIGNA                                                                                            36,300                1,311,882

Capital One Financial                                                                            57,500                1,752,025

Charles Schwab                                                                                  354,400                3,253,392

Charter One Financial                                                                            59,568                1,803,719

Chubb                                                                                            44,600                2,515,886

Cincinnati Financial                                                                             42,000                1,595,580

Citigroup                                                                                     1,313,817               48,545,538

Comerica                                                                                         45,400                1,982,164

Concord EFS                                                                                     133,200  (a)           1,902,096

Countrywide Credit Industries                                                                    32,600                1,640,106

Equity Office Properties Trust                                                                  108,700                2,617,496

Equity Residential Properties Trust                                                              71,500                1,695,980

Fannie Mae                                                                                      258,400               17,276,624

Fifth Third Bancorp                                                                             150,667                9,567,355

First Tennessee National                                                                         32,900                1,219,932

FleetBoston Financial                                                                           272,007                6,362,244

Franklin Resources                                                                               67,400                2,223,526

Freddie Mac                                                                                     180,700               11,127,506


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

General Electric                                                                              2,583,000               65,220,750

Golden West Financial                                                                            40,100                2,769,306

Goldman Sachs Group                                                                             125,000                8,950,000

H&R Block                                                                                        46,900                2,081,422

Hartford Financial Services Group                                                                64,300                2,539,850

Household International                                                                         118,045                2,804,749

Huntington Bancshares                                                                            62,474                1,181,383

J.P. Morgan Chase & Co.                                                                         517,560               10,739,370

Jefferson-Pilot                                                                                  38,325                1,538,749

John Hancock Financial Services                                                                  75,400                2,209,220

Keycorp                                                                                         110,700                2,704,401

Lehman Brothers Holdings                                                                         63,300                3,371,991

Lincoln National                                                                                 47,800                1,458,378

Loews                                                                                            48,300                2,083,662

MBIA                                                                                             38,200                1,667,430

MBNA                                                                                            331,637                6,735,547

MGIC Investment                                                                                  26,600                1,116,136

Marsh & McLennan Cos.                                                                           139,000                6,492,690

Marshall & Ilsley                                                                                54,600                1,537,536

Mellon Financial                                                                                112,900                3,193,941

Merrill Lynch                                                                                   224,700                8,527,365

MetLife                                                                                         182,200                4,350,936

Morgan Stanley Dean Witter & Co.                                                                284,460               11,071,183

National City                                                                                   158,600                4,302,818

North Fork Bancorporation                                                                        42,500                1,634,550

Northern Trust                                                                                   57,500                2,002,150

PNC Financial Services Group                                                                     73,700                2,996,642

Principal Financial Group                                                                        90,100                2,527,305

Progressive                                                                                      56,500                3,107,500

Providian Financial                                                                              75,000                  333,750

Prudential Financial                                                                            150,700  (a)           4,400,440

Regions Financial                                                                                57,400                1,944,138

SLM                                                                                              40,100                4,119,874

Safeco                                                                                           33,200                1,180,592

Simon Property Group                                                                             48,200                1,646,030

SouthTrust                                                                                       90,000                2,305,800

St. Paul Cos.                                                                                    58,794                1,928,443

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

State Street                                                                                     84,100                3,479,217

Stilwell Financial                                                                               57,700                  675,667

SunTrust Banks                                                                                   74,000                4,502,160

Synovus Financial                                                                                76,950                1,576,706

T. Rowe Price Group                                                                              31,800                  897,714

Torchmark                                                                                        31,000                1,109,800

Travelers Property Casualty, Cl. B                                                              259,613  (a)           3,509,968

U.S. Bancorp                                                                                    497,053               10,482,848

Union Planters                                                                                   51,900                1,466,694

UnumProvident                                                                                    62,995                1,292,657

Wachovia                                                                                        355,990               12,384,892

Washington Mutual                                                                               251,190                8,982,554

Wells Fargo                                                                                     441,000               22,257,270

XL Capital, Cl. A                                                                                35,300                2,688,095

Zions Bancorporation                                                                             23,800                  956,998

                                                                                                                     508,216,213

INTERNET--.3%

eBay                                                                                             79,400  (a)           5,022,844

Yahoo!                                                                                          155,900  (a)           2,326,028

                                                                                                                       7,348,872

PRODUCER GOODS & SERVICES--8.7%

Air Products & Chemicals                                                                         59,000                2,607,800

Alcoa                                                                                           219,448                4,841,023

Allegheny Technologies                                                                           20,977                  143,692

American Power Conversion                                                                        50,800  (a)             656,336

American Standard                                                                                18,700  (a)           1,247,290

Ashland                                                                                          18,000                  472,500

Avery Dennison                                                                                   28,500                1,773,840

Ball                                                                                             14,700                  711,921

Bemis                                                                                            13,700                  713,633

Black & Decker                                                                                   21,000                  981,960

Boeing                                                                                          217,898                6,482,466

Boise Cascade                                                                                    15,100                  359,229

Burlington Northern Santa Fe                                                                     98,800                2,542,124

CSX                                                                                              55,200                1,523,520

Caterpillar                                                                                      89,400                3,651,990

Centex                                                                                           16,000                  727,680


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Cooper Industries, Cl. A                                                                         24,200                  762,058

Crane                                                                                            15,525                  285,194

Cummins Engine                                                                                   10,700                  256,372

Deere & Co.                                                                                      61,900                2,871,541

Dow Chemical                                                                                    236,463                6,145,673

E. I. du Pont de Nemours                                                                        257,812               10,634,745

Eastman Chemical                                                                                 20,100                  730,434

Ecolab                                                                                           33,600                1,621,200

Emerson Electric                                                                                109,300                5,266,074

Engelhard                                                                                        33,600                  744,240

FedEx                                                                                            77,320                4,112,651

Fluor                                                                                            21,000                  496,650

Freeport-McMoRan Copper, Cl. B                                                                   37,600  (a)             458,720

General Dynamics                                                                                 52,400                4,146,412

Georgia-Pacific                                                                                  59,767                  729,157

Goodrich                                                                                         26,500                  400,150

Goodyear Tire & Rubber                                                                           42,400                  301,040

Great Lakes Chemical                                                                             13,000                  316,160

Hercules                                                                                         28,300  (a)             271,680

Honeywell International                                                                         212,625                5,090,243

ITT Industries                                                                                   23,800                1,546,524

Illinois Tool Works                                                                              79,600                4,887,440

Ingersoll-Rand, Cl. A                                                                            43,900                1,712,100

International Paper                                                                             125,153                4,371,594

KB HOME                                                                                          12,900                  608,880

Leggett & Platt                                                                                  50,800                1,059,180

Lockheed Martin                                                                                 118,100                6,837,990

Louisiana-Pacific                                                                                27,100                  182,654

Masco                                                                                           128,800                2,648,128

MeadWestvaco                                                                                     51,811                1,085,440

Molex                                                                                            50,300                1,328,423

Monsanto                                                                                         67,764                1,120,139

Newmont Mining                                                                                  104,225                2,576,442

Norfolk Southern                                                                                100,800                2,036,160

Northrop Grumman                                                                                 29,300                3,021,709

Nucor                                                                                            20,300                  855,442

PPG Industries                                                                                   44,000                2,069,320

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Pactiv                                                                                           41,100  (a)             815,424

Pall                                                                                             31,900                  554,103

Parker-Hannifin                                                                                  30,650                1,337,260

Phelps Dodge                                                                                     22,995  (a)             713,305

Plum Creek Timber                                                                                48,000                1,085,280

Praxair                                                                                          41,900                2,283,550

Pulte Homes                                                                                      15,900                  730,128

Raytheon                                                                                        104,600                3,085,700

Rockwell Automation                                                                              48,300                  799,365

Rockwell Collins                                                                                 47,500                1,070,175

Rohm & Haas                                                                                      57,415                1,910,197

Sealed Air                                                                                       21,732  (a)             332,934

Sherwin-Williams                                                                                 39,000                1,066,650

Sigma-Aldrich                                                                                    19,000                  869,250

Snap-On                                                                                          15,200                  395,960

Stanley Works                                                                                    22,213                  719,035

3M                                                                                              101,200               12,846,328

TRW                                                                                              33,400                1,780,220

Temple-Inland                                                                                    13,900                  570,178

Textron                                                                                          35,900                1,471,900

Thomas & Betts                                                                                   15,100  (a)             250,056

Tyco International                                                                              517,971                7,489,861

Union Pacific                                                                                    65,600                3,873,680

United Parcel Service, Cl. B                                                                    289,800               17,390,898

United States Steel                                                                              26,400                  339,240

United Technologies                                                                             122,600                7,560,742

Vulcan Materials                                                                                 26,300                  882,628

W.W. Grainger                                                                                    24,200                1,172,732

Weyerhaeuser                                                                                     56,800                2,573,040

Worthington Industries                                                                           22,200                  418,248

                                                                                                                     189,413,030

SERVICES--6.2%

ALLTEL                                                                                           80,700                4,011,597

AOL Time Warner                                                                               1,158,650  (a)          17,090,087

AT&T Wireless Services                                                                          702,917  (a)           4,829,040

Allied Waste Industries                                                                          51,100  (a)             416,465

American Greetings, Cl. A                                                                        17,100                  257,184

Apollo Group, Cl. A                                                                              45,100  (a)           1,871,650


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Automatic Data Processing                                                                       161,000                6,847,330

Carnival                                                                                        152,300                3,978,076

Cintas                                                                                           44,100                2,084,607

Clear Channel Communications                                                                    159,000  (a)           5,890,950

Comcast, Cl. A                                                                                  245,800  (a)           5,655,858

Computer Sciences                                                                                44,600  (a)           1,440,134

Convergys                                                                                        45,000  (a)             669,600

Deluxe                                                                                           16,200                  748,764

Dow Jones & Co.                                                                                  21,800                  765,616

Electronic Data Systems                                                                         124,700                1,877,982

Equifax                                                                                          37,500                  883,500

First Data                                                                                      196,500                6,865,710

Fiserv                                                                                           49,950  (a)           1,560,438

Gannett                                                                                          69,300                5,261,949

IMS Health                                                                                       73,700                1,108,448

Interpublic Group Cos.                                                                           99,600                1,192,212

Knight-Ridder                                                                                    21,700                1,305,906

McGraw-Hill Cos.                                                                                 50,400                3,250,800

Meredith                                                                                         12,900                  587,595

Moody's                                                                                          40,300                1,898,130

NEXTEL Communications, Cl. A                                                                    236,400  (a)           2,666,592

New York Times, Cl. A                                                                            39,300                1,902,513

Omnicom Group                                                                                    48,800                2,812,344

Paychex                                                                                          97,575                2,812,111

Quintiles Transnational                                                                          30,800  (a)             331,100

R. R. Donnelley & Sons                                                                           29,400                  589,470

Robert Half International                                                                        45,700  (a)             763,190

Ryder System                                                                                     16,200                  371,790

Sprint (PCS Group)                                                                              258,800  (a)             900,624

SunGard Data Systems                                                                             73,400  (a)           1,627,278

TMP Worldwide                                                                                    29,000  (a)             448,920

Tribune                                                                                          78,500                3,771,925

Univision Communications, Cl. A                                                                  59,500  (a)           1,541,645

Viacom, Cl. B                                                                                   458,024  (a)          20,432,451

Walt Disney                                                                                     529,800                8,847,660

Waste Management                                                                                158,800                3,655,576

                                                                                                                     135,824,817

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY--13.7%

ADC Telecommunications                                                                          206,800  (a)             326,744

Adobe Systems                                                                                    62,300                1,472,772

Advanced Micro Devices                                                                           88,900  (a)             545,846

Agilent Technologies                                                                            120,516  (a)           1,657,095

Altera                                                                                           99,600  (a)           1,167,312

Analog Devices                                                                                   94,900  (a)           2,543,320

Andrew                                                                                           25,450  (a)             218,870

Apple Computer                                                                                   93,200  (a)           1,497,724

Applied Materials                                                                               427,100  (a)           6,419,313

Applied Micro Circuits                                                                           78,200  (a)             306,544

Autodesk                                                                                         29,800                  348,660

Avaya                                                                                            93,980  (a)             187,960

BMC Software                                                                                     63,000  (a)           1,004,220

Broadcom, Cl. A                                                                                  71,100  (a)             851,778

CIENA                                                                                           112,000  (a)             412,160

Cisco Systems                                                                                 1,899,400  (a)          21,235,292

Citrix Systems                                                                                   45,400  (a)             342,770

Computer Associates International                                                               150,050                2,229,743

Compuware                                                                                        97,600  (a)             473,458

Comverse Technology                                                                              48,600  (a)             349,920

Corning                                                                                         247,100  (a)             462,077

Danaher                                                                                          39,200                2,267,720

Dell Computer                                                                                   673,600  (a)          19,271,696

Dover                                                                                            52,600                1,319,208

EMC                                                                                             572,100  (a)           2,923,431

Electronic Arts                                                                                  36,200  (a)           2,357,344

Gateway                                                                                          84,100  (a)             252,300

Hewlett-Packard                                                                                 792,166               12,516,223

Intel                                                                                         1,730,300               29,934,190

International Business Machines                                                                 439,900               34,725,706

Intuit                                                                                           54,900  (a)           2,850,408

JDS Uniphase                                                                                    353,500  (a)             792,193

Jabil Circuit                                                                                    51,300  (a)             791,559

KLA-Tencor                                                                                       49,100  (a)           1,749,433

LSI Logic                                                                                        96,500  (a)             569,350

Lexmark International                                                                            32,800  (a)           1,948,976


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Linear Technology                                                                                82,400                2,277,536

Lucent Technologies                                                                             891,170  (a)           1,096,139

Maxim Integrated Products                                                                        83,800                2,668,192

Mercury Interactive                                                                              21,800  (a)             574,866

Micron Technology                                                                               156,700  (a)           2,507,200

Microsoft                                                                                     1,406,000  (a)          75,178,820

Motorola                                                                                        596,895                5,473,527

NCR                                                                                              25,500  (a)             567,120

NVIDIA                                                                                           39,700  (a)             472,430

National Semiconductor                                                                           47,000  (a)             624,160

Network Appliance                                                                                87,400  (a)             784,065

Novell                                                                                           94,500  (a)             229,635

Novellus Systems                                                                                 37,600  (a)           1,188,160

Oracle                                                                                        1,410,500  (a)          14,372,995

PMC-Sierra                                                                                       43,400  (a)             211,358

Parametric Technology                                                                            67,800  (a)             156,618

PeopleSoft                                                                                       81,000  (a)           1,466,100

PerkinElmer                                                                                      32,500                  226,200

Pitney Bowes                                                                                     61,900                2,076,745

Power-One                                                                                        20,800  (a)             111,925

QLogic                                                                                           24,200  (a)             841,192

QUALCOMM                                                                                        201,700  (a)           6,962,684

Rational Software                                                                                50,300  (a)             332,986

Sabre Holdings                                                                                   37,521  (a)             719,653

Sanmina-SCI                                                                                     136,200  (a)             419,496

Scientific-Atlanta                                                                               40,600                  495,726

Siebel Systems                                                                                  124,000  (a)             932,480

Solectron                                                                                       213,800  (a)             481,050

Sun Microsystems                                                                                842,800  (a)           2,495,531

Symbol Technologies                                                                              59,600                  515,540

Tektronix                                                                                        23,100  (a)             408,177

Tellabs                                                                                         106,800  (a)             820,224

Teradyne                                                                                         47,600  (a)             576,436

Texas Instruments                                                                               450,100                7,138,586

Unisys                                                                                           83,900  (a)             732,447

VERITAS Software                                                                                106,582  (a)           1,625,375

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Xerox                                                                                           189,600  (a)           1,258,944

Xilinx                                                                                           87,600                1,663,524

                                                                                                                     299,007,157

UTILITIES--5.7%

AES                                                                                             140,900  (a)             249,393

AT&T                                                                                            998,204               13,016,580

Allegheny Energy                                                                                 32,700                  186,390

Ameren                                                                                           37,600                1,519,040

American Electric Power                                                                          87,960                2,255,294

BellSouth                                                                                       485,900               12,706,285

Calpine                                                                                          97,800  (a,b)           195,600

CenterPoint Energy                                                                               78,966                  559,079

CenturyTel                                                                                       36,800                1,042,544

Cinergy                                                                                          43,500                1,353,285

Citizens Communications                                                                          73,300  (a)             609,856

Consolidated Edison                                                                              55,300                2,354,121

Constellation Energy Group                                                                       42,700                1,092,266

DTE Energy                                                                                       43,500                1,961,415

Duke Energy                                                                                     230,388                4,720,650

Dynegy, Cl. A                                                                                    95,800                   65,144

Edison International                                                                             84,600  (a)             850,230

Entergy                                                                                          58,200                2,566,038

Exelon                                                                                           83,575                4,212,180

FPL Group                                                                                        47,300                2,789,754

FirstEnergy                                                                                      77,302                2,508,450

Mirant                                                                                          104,726  (a)             224,114

PG&E                                                                                            102,100  (a)           1,107,785

PPL                                                                                              42,000                1,453,620

Pinnacle West Capital                                                                            22,000                  627,000

Progress Energy                                                                                  57,469                2,397,607

Public Service Enterprise Group                                                                  53,600                1,535,640

Qwest Communications International                                                              435,300                1,475,667

SBC Communications                                                                              863,298               22,152,227

Southern                                                                                        183,900                5,461,830

Sprint (FON Group)                                                                              231,800                2,878,956

TECO Energy                                                                                      44,900                  664,520


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

TXU                                                                                              72,297                1,037,462

Verizon Communications                                                                          708,256               26,743,746

Xcel Energy                                                                                     103,310                1,074,424

                                                                                                                     125,648,192

TOTAL COMMON STOCKS

   (cost $2,058,426,843)                                                                                           2,121,279,010
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--2.6%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--2.4%

Greenwich Capital Markets, Tri-Party Repurchase Agreement,

  1.85%, dated 10/31/2002, due 11/1/2002 in the

  amount of $52,497,698 (fully collateralized by

  $53,615,000 U.S. Treasury Bills, 11/29/2002,

   value $53,546,372)                                                                        52,495,000               52,495,000

U.S. TREASURY BILLS--.2%

1.59%, 11/29/2002                                                                             5,000,000  (c)           4,993,750

TOTAL SHORT-TERM INVESTMENTS

   (cost $57,488,801)                                                                                                 57,488,750
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,115,915,644)                                                            99.7%           2,178,767,760

CASH AND RECEIVABLES (NET)                                                                           .3%               6,611,959

NET ASSETS                                                                                        100.0%           2,185,379,719

(A) NON-INCOME PRODUCING.

(B)  ALL OF THIS SECURITY IS ON LOAN. AT OCTOBER 31, 2002, THE TOTAL MARKET
VALUE OF THE FUND'S SECURITY ON LOAN IS $195,600 AND THE TOTAL MARKET VALUE OF
THE COLLATERAL HELD BY THE FUND IS $315,124.

(C)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

October 31, 2002

                                                                 Market Value                                          Unrealized
                                                                   Covered by                                        Appreciation
                                            Contracts            Contracts ($)              Expiration           at 10/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                             274              60,649,900            December 2002                    690,888

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                            Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)         2,115,915,644  2,178,767,760

Cash                                                                  9,949,346

Dividends and interest receivable                                     2,578,078

Receivable for shares of Common Stock subscribed                      1,715,612

Collateral for securities loaned--Note 1(b)                             315,124

                                                                   2,193,325,920
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           890,714

Payable for shares of Common Stock redeemed                           6,350,793

Liability for securities loaned--Note 1(b)                              315,124

Payable for futures variation margin--Note 4                            294,200

Payable for investment securities purchased                              95,370

                                                                      7,946,201
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,185,379,719
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   2,286,202,226

Accumulated undistributed investment income--net                     20,138,326

Accumulated net realized gain (loss) on investments                (184,503,837)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $690,888 net unrealized
  appreciation on financial futures)                                 63,543,004
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,185,379,719
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(200 million shares of $.001 par value Common Stock authorized)      84,017,633

NET ASSET VALUE, offering and redemption price per share--Note 3(c) ($)   26.01

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $115,069 foreign taxes withheld at source)   37,779,861

Interest                                                             1,502,238

Income on securities lending                                             1,089

TOTAL INCOME                                                        39,283,188

EXPENSES:

Management fee--Note 3(a)                                            6,333,951

Shareholder servicing costs--Note 3(b)                               6,333,951

Loan commitment fees--Note 2                                            37,516

TOTAL EXPENSES                                                      12,705,418

INVESTMENT INCOME--NET                                              26,577,770
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (80,323,788)

Net realized gain (loss) on financial futures                      (19,513,559)

NET REALIZED GAIN (LOSS)                                           (99,837,347)

Net unrealized appreciation (depreciation) on investments
  (including $764,988 net unrealized appreciation on
  financial futures)                                              (344,839,365)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (444,676,712)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (418,098,942)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                            ------------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         26,577,770           24,806,513

Net realized gain (loss) on investments       (99,837,347)         (44,082,334)

Net unrealized appreciation (depreciation)
   on investments                            (344,839,365)        (805,180,221)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (418,098,942)        (824,456,042)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (25,302,387)         (23,325,438)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold               1,065,975,110        1,282,947,712

Dividends reinvested                           24,723,315           22,551,706

Cost of shares redeemed                      (976,225,624)      (1,015,662,853)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            114,472,801          289,836,565

TOTAL INCREASE (DECREASE) IN NET ASSETS      (328,928,528)        (557,944,915)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         2,514,308,247        3,072,253,162

END OF PERIOD                               2,185,379,719        2,514,308,247

Undistributed investment income--net           20,138,326           18,604,278
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    34,312,201           35,238,855

Shares issued for dividends reinvested            741,996              589,742

Shares redeemed                               (31,933,596)         (28,171,874)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,120,601            7,656,723

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                  Year Ended October 31,
                                                    --------------------------------------------------------------------------------

                                                          2002             2001              2000             1999             1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                   31.08            41.95             40.55            32.76            27.73

Investment Operations:

Investment income--net                                     .32(a)           .32(a)            .31(a)           .35(a)           .34

Net realized and unrealized
   gain (loss) on investments                            (5.08)          (10.88)             1.92             7.80             5.46

Total from Investment Operations                         (4.76)          (10.56)             2.23             8.15             5.80

Distributions:

Dividends from
   investment income--net                                 (.31)            (.31)             (.32)            (.36)            (.30)

Dividends from net realized
   gain on investments                                      --               --              (.51)              --             (.47)

Total Distributions                                       (.31)            (.31)             (.83)            (.36)            (.77)

Net asset value, end of period                           26.01            31.08             41.95            40.55            32.76
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                        (15.54)          (25.31)             5.50            25.00            21.34
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                   .50              .50               .50              .50              .50

Ratio of net investment income
   to average net assets                                  1.05              .88               .73              .92             1.14

Portfolio Turnover Rate                                   4.42             1.89              7.64             9.61             7.15
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       2,185,380        2,514,308         3,072,253        2,800,028        1,843,762

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus S&P 500 Index Fund (the "fund") is a separate non-diversified series of Dreyfus Index Funds, Inc. (the "Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering three series including the fund. The fund's investment objective is to match the performance of the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation ("the Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund' s shares, which are sold to the public without a sales charge

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the
direction    of    the    Board    of    Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain, if any, can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $20,138,326, accumulated capital losses $145,321,705 and unrealized appreciation $24,360,872.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $20,622,195 of the carryover expires in fiscal 2008, $42,517,790 expires in fiscal 2009 and $82,181,720 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2002 and October 31, 2001, respectively, were as follows: ordinary income $25,302,387 and $23,325,438.

During the period ended October 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $258,665, increased net realized gain (loss) on investments by $107,591 and decreased paid-in capital by $366,256. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions.

                                                                      The  Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .25 of 1% of the value of the fund's average daily net assets, and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all the expenses of the fund, except management fees, brokerage commissions, taxes, interest, commitment fees, Shareholder Services Plan fees, fees and expenses of non-interested Board members (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fees in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Board members (including counsel fees) . Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation (with the exception of reimburseable amounts) . Subject to the Company's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. Amounts required to be paid by the Company directly to the non-interested Board members, that were applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Board members.


(B) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services a fee, at the annual rate of .25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period October 31, 2002, the fund was charged $6,333,951 pursuant to the Shareholder Services Plan.

(C) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund' s exchange privilege. During the periods ended October 31, 2002 and October 31, 2001, redemption fees amounted to $140,516 and $115,554, respectively.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures during the period ended October 31, 2002, amounted to $236,554,868 and $107,518,831.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or

                                                                    The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open as of October 31, 2002, are set forth in the Statement of Financial Futures.

At October 31, 2002, the cost of investments for federal income tax purposes was $2,154,406,888; accordingly, accumulated net unrealized appreciation on investments was $24,360,872, consisting of $492,377,925 gross unrealized appreciation and $468,017,053 gross unrealized depreciation.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of  Dreyfus S&P 500 Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the statements of investments and financial futures, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Dreyfus S&P 500 Index Fund (the "Fund" ) (one of the series constituting Dreyfus Index Funds, Inc.) as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund' s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                     PricewaterhouseCoopers LLP

New York, New York December 11, 2002

                                                             The Fund

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

David P. Feldman (63)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                              --------------

Ehud Houminer (62)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor and Executive-in-Residence at the Columbia Business School, Columbia University.

* Principal of Lear, Yavitz and Associates, a management consulting firm

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* Super Sol Limited, an Israeli supermarket chain, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Gloria Messinger (73)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.,

* Consultant in Intellectual Property

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

John Szarkowski (77)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

Anne Wexler (72)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Methanex Corporation, a methanol production company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

                                                           For More Information

                        Dreyfus S&P 500 Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Boston Safe Deposit and Trust Company
                        One Boston Place
                        Boston, MA 02109

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  078AR1002



      Dreyfus

      Smallcap

      Stock Index Fund

      ANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            25   Statement of Assets and Liabilities

                            26   Statement of Operations

                            27   Statement of Changes in Net Assets

                            28   Financial Highlights

                            29   Notes to Financial Statements

                            34   Report of Independent Accountants

                            35   Important Tax Information

                            36   Board Members Information

                            38   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                      Smallcap Stock Index Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Smallcap Stock Index Fund, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Steve Falci and Tom Durante.

The past year has not been kind to equity investors. A host of concerns, both economic and political, contributed to the Standard & Poor' s 500 Index's negative total return for the reporting period. With these concerns still unresolved, many stocks have fallen to levels that we consider attractive relative to historical averages.

Recent equity market losses have been a painful reminder for many of the importance of asset allocation and maintaining a diversified portfolio. Investing only in yesterday' s market leaders probably won' t provide the diversification most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer

The Dreyfus Corporation

November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Steve Falci and Tom Durante, Portfolio Managers

How did Dreyfus Smallcap Stock Index Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2002, the fund produced a total return of -3.92% .(1) The Standard & Poor' s SmallCap 600 Index ("S&P 600 Index") produced a -3.78% return for the same period.(2)

The fund and market's performance was primarily the result of a difficult stock market environment plagued by a slowed economic recovery and rising tensions in the Middle East. Small-cap stocks overall provided better performance relative to their large-cap counterparts. We attribute the small-cap market's relative strength to strength among consumer-related companies, which benefited from low interest rates and robust levels of consumer spending.

What is the fund's investment approach?

The fund seeks to match the total return of the S&P 600 Index. To reach that goal, the fund generally invests in 575 to 600 of the stocks listed in the S&P 600 Index, in proportion to their weighting in the S&P 600 Index. While the portfolio managers strive to own the vast majority of the stocks in the S&P 600 Index, they may avoid some very small, less liquid names. Often considered a barometer for the small-cap stock market in general, the S&P 600 Index is composed of 600 domestic stocks with market capitalizations ranging between $38 million and $2.7 billion. Each stock is weighted by its market capitalization -- larger companies have greater representation in the S&P 600 Index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of stocks.

As an index fund, the fund uses a passive management approach: all investment decisions are made based on the composition of the S&P 600 Index. The fund does not attempt to manage market volatility.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Small-cap stocks are often those of new and entrepreneurial companies and tend to grow faster than large-cap companies. They also typically use any profits for expansion rather than for paying dividends. Compared to larger, more established companies, small companies are subject to more erratic market movements and may carry additional risks because, among other things, their revenues and earnings also tend to be less predictable. As a result, their stocks may be less liquid and more volatile.

What other factors influenced the fund's performance?

When the reporting period began in November 2001, investors were looking forward to the end of the recession, as the U.S. stock market had already recovered all of the losses it incurred in the immediate aftermath of the terrorist attacks of September 11, 2001. By early 2002, many economic indicators had turned positive, leaving investors more hopeful about the economy and corporate earnings in the new year.

Despite the threat of terrorism and the lingering effects of the recession, consumers continued to spend and borrow heavily during the first quarter of 2002. With interest rates hovering near historically low levels, a record number of homeowners refinanced their mortgages, which freed up cash for big-ticket purchases, such as automobiles and home improvements.

The surge in mortgage activity benefited the earnings of small banks and thrifts that focused on their local markets and, unlike their large-cap counterparts, did not participate in troubled foreign loan markets. Homebuilding companies, which comprise a relatively large portion of the S&P 600 Index, also produced strong returns during the reporting period. Low interest rates made home ownership more affordable, and rising demand and unusually warm weather helped boost the industry' s revenues and earnings. Finally, restaurants and leisure goods companies also benefited from robust consumer spending.


It is important to note that small-cap stocks generally were not significantly influenced by the accounting and corporate governance scandals that drove down prices of most large-cap stocks. Although the scandals eroded investor confidence generally, few small companies were affected, primarily because they tend to have simpler corporate structures and less complex finances.

What is the fund's current strategy?

As an index fund, our strategy remains: we attempt to replicate the return of the S& P 600 Index by investing in most of the S&P 600 Index's 600 small-cap stocks in approximate proportions to their weight in the S&P 600 Index

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S SMALLCAP 600 INDEX IS A BROAD-BASED INDEX AND A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Smallcap Stock
Index Fund and the Standard & Poor's Small Cap 600 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/02

                                                             Inception                                                     From

                                                               Date               1 Year               5 Years           Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                          6/30/97             (3.92)%               2.01%              3.93%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS SMALLCAP STOCK INDEX FUND ON 6/30/97 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S SMALLCAP 600 INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A BROAD-BASED INDEX AND A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARKET PERFORMANCE AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 2002

COMMON STOCKS--99.7%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.1%

DIMON                                                                                            23,200                  142,448

CONSUMER CYCLICAL--18.3%

A.T. Cross, Cl. A                                                                                 6,000  (a)              36,720

Action Performance Cos.                                                                           9,600                  198,144

Advanced Marketing Services                                                                      10,000                  174,500

Angelica                                                                                          4,500                  105,075

AnnTaylor Stores                                                                                 23,000  (a)             538,890

Apogee Enterprises                                                                               14,700                  173,901

Applebee's International                                                                         28,825                  685,747

Applica                                                                                          10,900  (a)              65,182

Arctic Cat                                                                                       11,800                  166,734

Argosy Gaming                                                                                    15,000  (a)             300,150

Ashworth                                                                                          4,100  (a)              21,730

Atlantic Coast Airlines Holdings                                                                 23,500  (a)             310,200

Aztar                                                                                            19,500  (a)             263,445

Bally Total Fitness Holdings                                                                     17,500  (a)             119,000

Bassett Furniture                                                                                 6,000                   78,420

Brown Shoe                                                                                        9,000                  174,150

Burlington Coat Factory Warehouse                                                                22,400                  438,592

CEC Entertainment                                                                                14,250  (a)             396,150

CPI                                                                                               3,300                   45,375

Casey's General Stores                                                                           23,500                  274,950

Cato, Cl. A                                                                                      13,300                  244,055

Chico's FAS                                                                                      42,850  (a)             827,005

Children's Place Retail Stores                                                                   12,400  (a)             109,120

Christopher & Banks                                                                              13,650  (a)             364,455

Coachmen Industries                                                                               8,200                  111,110

Concord Camera                                                                                    7,600  (a)              41,572

Cost Plus                                                                                        10,400  (a)             300,570

Department 56                                                                                     6,800  (a)              85,680

Dress Barn                                                                                       14,000  (a)             219,800

Duane Reade                                                                                      10,000  (a)             192,400

Enesco Group                                                                                      5,000  (a)              35,000

Ethan Allen Interiors                                                                            19,500                  624,975

Fedders                                                                                          10,670                   28,596

Footstar                                                                                         10,800  (a)              78,408

Fossil                                                                                           23,150  (a)             453,972

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Fred's                                                                                           12,600                  343,867

Frontier Airlines                                                                                11,000  (a)              65,450

Genesco                                                                                          11,500  (a)             183,540

Goody's Family Clothing                                                                          16,000  (a)              71,040

Great Atlantic & Pacific                                                                         18,600  (a)             105,834

Group 1 Automotive                                                                               12,100  (a)             255,794

Gymboree                                                                                         15,000  (a)             275,400

Haggar                                                                                            1,600                   17,309

Hancock Fabrics                                                                                   9,800                  155,820

Harman International                                                                             16,000                  896,000

Haverty Furniture                                                                                11,000                  141,240

Hot Topic                                                                                        16,000  (a)             312,000

Huffy                                                                                             2,900  (a)              20,300

IHOP                                                                                             11,000  (a)             251,790

Insight Enterprises                                                                              23,000  (a)             175,720

Interface, Cl. A                                                                                 24,000                   88,872

Intermet                                                                                         12,400                   49,600

JAKKS Pacific                                                                                    12,500  (a)             165,500

J. Jill Group                                                                                     9,800  (a)             211,288

Jack in the Box                                                                                  20,500  (a)             444,645

Jo-Ann Stores, Cl. A                                                                             10,200  (a)             248,370

K-Swiss                                                                                           9,900                  253,737

K2                                                                                                9,000  (a)              90,000

Kellwood                                                                                         13,800                  322,230

La-Z Boy                                                                                         30,000                  714,000

Landry's Restaurants                                                                             14,600                  332,296

Linens 'n Things                                                                                 22,000  (a)             517,220

Lone Star Steakhouse & Saloon                                                                    12,300                  256,332

Luby's                                                                                            5,300  (a)              27,560

Men's Wearhouse                                                                                  20,000  (a)             274,400

Mesa Air Group                                                                                   17,800  (a)              98,078

Midas                                                                                             6,800  (a)              44,880

Midwest Express Holdings                                                                          5,300  (a)              34,662

Monaco Coach                                                                                     14,350  (a)             232,327

NBTY                                                                                             34,700  (a)             539,585

National Presto Industries                                                                        3,400                   98,600

Nautica Enterprises                                                                              17,200  (a)             192,640


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

O'Charleys                                                                                        9,400  (a)             185,180

O'Reilly Automotive                                                                              24,800  (a)             676,296

OshKosh B'Gosh                                                                                    6,600                  196,680

Oshkosh Truck                                                                                     8,500                  484,075

Oxford Industries                                                                                 4,000                   94,800

P.F. Chang's China Bistro                                                                        12,500  (a)             431,250

Pacific Sunwear of California                                                                    16,350  (a)             382,100

Panera Bread, Cl. A                                                                              14,700  (a)             477,750

Pep Boys-Manny, Moe & Jack                                                                       28,000                  324,800

Phillips-Van Heusen                                                                              13,900                  187,928

Pinnacle Entertainment                                                                            8,500  (a)              63,325

Polaris Industries                                                                               12,000                  755,880

Prime Hospitality                                                                                19,300  (a)             155,944

Quicksilver                                                                                      12,000  (a)             288,120

RARE Hospitality International                                                                   11,600  (a)             309,488

Royal Appliance Manufacturing                                                                     4,100  (a)              20,254

Ruby Tuesday                                                                                     33,500                  584,575

Russ Berrie & Co.                                                                                10,900                  353,487

Russell                                                                                          16,200                  251,748

Ryan's Family Steak House                                                                        23,400  (a)             240,084

SCP Pool                                                                                         12,925  (a)             368,363

Salton                                                                                            6,300  (a)              67,725

School Specialty                                                                                  9,000  (a)             217,620

ShopKo Stores                                                                                    15,000  (a)             190,050

Shuffle Master                                                                                    9,500  (a)             217,930

SkyWest                                                                                          29,900                  453,613

Sonic                                                                                            21,837  (a)             508,147

Steak n Shake                                                                                    13,578  (a)             149,222

Stein Mart                                                                                       19,800  (a)             115,632

Stride Rite                                                                                      22,000                  188,100

Sturm Ruger                                                                                      14,500                  159,355

TBC                                                                                              11,000  (a)             127,490

Thor Industries                                                                                  15,000                  501,750

Too                                                                                              17,300  (a)             437,690

Toro                                                                                              6,400                  408,704

Tower Automotive                                                                                 34,000  (a)             180,200

Triarc                                                                                            8,300  (a)             199,200

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Ultimate Electronics                                                                              6,200  (a)              81,715

WMS Industries                                                                                   13,400  (a)             190,280

Wabash National                                                                                   7,300                   34,310

Wet Seal, Cl. A                                                                                  15,700  (a)             182,747

Winnebago Industries                                                                             10,000                  453,300

Wolverine World Wide                                                                             21,300                  343,142

Zale                                                                                             17,500  (a)             511,000

                                                                                                                      29,542,748

CONSUMER STAPLES--2.7%

American Italian Pasta, Cl. A                                                                     9,000  (a)             310,050

Coca-Cola Bottling Consolidated                                                                   4,300                  229,104

Corn Products International                                                                      18,400                  542,248

Delta and Pine Land                                                                              19,733                  378,282

Fleming Cos.                                                                                     28,400                  182,896

Hain Celestial Group                                                                             16,000  (a)             229,280

International Multifoods                                                                         10,300  (a)             200,335

J & J Snack Foods                                                                                 5,000  (a)             185,000

Lance                                                                                            15,000                  175,050

Libbey                                                                                            8,200                  231,322

Nash Finch                                                                                        6,500                   80,145

Nature's Sunshine Products                                                                        8,000                   90,480

Performance Food Group                                                                           21,500  (a)             799,585

Ralcorp Holdings                                                                                 15,100  (a)             341,411

United Natural Foods                                                                              9,000  (a)             218,700

WD-40                                                                                             8,000                  229,600

                                                                                                                       4,423,488

ENERGY--8.6%

American States Water                                                                             7,450                  199,660

Atmos Energy                                                                                     21,000                  462,000

Atwood Oceanics                                                                                   7,000  (a)             208,600

Cabot Oil & Gas, Cl. A                                                                           16,500                  360,690

Cal Dive International                                                                           19,500  (a)             428,415

Carbo Ceramics                                                                                    8,000                  255,200

Cascade Natural Gas                                                                               6,000                  115,740

Cimarex Energy                                                                                   20,000  (a)             318,000

Dril-Quip                                                                                         8,500  (a)             172,125

Energen                                                                                          17,800                  496,620


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Evergreen Resources                                                                              10,300  (a)             423,639

Frontier Oil                                                                                     13,700                  205,637

Hydril                                                                                           11,000  (a)             297,550

Laclede Group                                                                                     9,300                  219,480

NUI                                                                                               8,000                   99,520

New Jersey Resources                                                                             14,000                  442,120

Newfield Exploration                                                                             22,500  (a)             787,275

Northwest Natural Gas                                                                            12,600                  377,748

NorthWestern                                                                                     19,000                  161,500

Nuevo Energy                                                                                      9,000  (a)             122,400

Oceaneering International                                                                        12,700  (a)             351,790

Patina Oil & Gas                                                                                 14,800                  431,420

Philadelphia Suburban                                                                            33,857                  727,587

Piedmont Natural Gas                                                                             16,500                  590,040

Plains Resources                                                                                 12,300  (a)             274,536

Pogo Producing                                                                                   30,800                1,110,340

Prima Energy                                                                                      7,000  (a)             162,820

Remington Oil & Gas                                                                              13,700  (a)             210,980

St. Mary Land & Exploration                                                                      14,500                  367,430

Southern Union                                                                                   27,840  (a)             343,546

Southwest Gas                                                                                    16,300                  366,424

Southwestern Energy                                                                              13,100  (a)             147,244

Stone Energy                                                                                     13,000  (a)             418,080

Swift Energy                                                                                     13,500  (a)              97,200

TETRA Technologies                                                                                8,000  (a)             166,800

Tom Brown                                                                                        19,000  (a)             454,100

UGI                                                                                              14,300                  554,697

Unit                                                                                             22,600  (a)             436,180

Veritas DGC                                                                                      15,200  (a)             133,760

Vintage Petroleum                                                                                31,000                  297,600

W-H Energyservices                                                                               13,200  (a)             219,384

                                                                                                                      14,015,877

HEALTH CARE--11.7%

Accredo Health                                                                                   15,450  (a)             715,026

Advanced Medical Optics                                                                          14,500  (a)             140,650

Alpharma, Cl. A                                                                                  27,200                  257,856

Amerigroup                                                                                       10,000  (a)             292,100

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

AmeriPath                                                                                        15,800  (a)             236,684

AmSurg                                                                                           10,000  (a)             278,600

Analogic                                                                                          7,000                  279,790

ArQule                                                                                            6,000  (a)              34,440

ArthroCare                                                                                        9,200  (a)             100,188

Bio-Technology General                                                                           30,400  (a)              96,368

Biosite                                                                                           7,600  (a)             219,488

CONMED                                                                                           15,000  (a)             293,700

Cephalon                                                                                         26,700  (a)           1,341,408

Cooper Cos.                                                                                       7,900                  418,700

Coventry Health Care                                                                             29,700  (a)             993,762

CryoLife                                                                                          8,550  (a)              33,089

Curative Health Services                                                                          6,500  (a)              97,175

Datascope                                                                                         7,900                  196,086

Diagnostic Products                                                                              15,000                  618,750

Dianon Systems                                                                                    6,000  (a)             240,000

Enzo Biochem                                                                                     15,381  (a)             223,947

Haemonetics                                                                                      12,800  (a)             271,488

Hologic                                                                                           9,000  (a)             111,321

Hooper Holmes                                                                                    32,000                  212,800

ICU Medical                                                                                       7,000  (a)             271,250

IDEXX Laboratories                                                                               17,200  (a)             593,400

IMPATH                                                                                            7,700  (a)             123,593

INAMED                                                                                           10,900  (a)             290,594

Invacare                                                                                         15,700                  496,120

MGI Pharma                                                                                       11,000  (a)              82,610

Medicis Pharmaceutical, Cl. A                                                                    13,700  (a)             628,830

Mentor                                                                                           12,000                  454,800

Mid Atlantic Medical Services                                                                    23,500  (a)             855,400

Noven Pharmaceuticals                                                                            11,800  (a)             151,158

Orthodontic Centers of America                                                                   26,500  (a)             252,810

Osteotech                                                                                         7,800  (a)              43,290

Owens & Minor                                                                                    17,800                  262,016

Pediatrix Medical Group                                                                          13,300  (a)             532,000

PolyMedica                                                                                        6,000  (a)             168,660

Priority Healthcare, Cl. B                                                                       22,018  (a)             534,817

Province Healthcare                                                                              23,350  (a)             304,718


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Regeneron Pharmaceuticals                                                                        19,800  (a)             299,574

Rehabcare Corp                                                                                    8,800  (a)             185,064

Renal Care Group                                                                                 24,300  (a)             769,095

ResMed                                                                                           14,600  (a)             493,042

Respironics                                                                                      17,000  (a)             542,980

Sierra Health Services                                                                           15,400  (a)             193,886

Sola International                                                                               12,900  (a)             161,121

Sunrise Assisted Living                                                                          11,600  (a)             241,280

Sybron Dental Specialties                                                                        19,599  (a)             283,206

Syncor International                                                                             13,100  (a)             469,372

Techne                                                                                           20,800  (a)             686,400

Theragenics                                                                                      14,000  (a)              60,480

US Oncology                                                                                      46,500  (a)             372,464

Viasys Healthcare                                                                                13,000  (a)             209,040

Vital Signs                                                                                       7,000                  218,750

                                                                                                                      18,935,236

INTEREST SENSITIVE--14.0%

American Financial Holdings                                                                      11,300                  339,904

Anchor Bancorp Wisconsin                                                                         12,300                  254,856

Boston Private Financial Holdings                                                                10,800                  198,828

Capital Automotive Reit                                                                          14,500                  355,250

Cash America International                                                                       12,800                  114,560

Chittenden                                                                                       15,350                  419,976

Colonial Properties Trust                                                                        12,000                  396,720

Commercial Federal                                                                               23,000                  534,750

Community First Bankshares                                                                       20,500                  561,905

Cullen/Frost Bankers                                                                             26,700                  924,621

Delphi Financial Group, Cl. A                                                                    10,578                  409,898

Dime Community Bancshares                                                                        13,500                  283,500

Downey Financial                                                                                 13,780                  533,286

East West Bancorp                                                                                12,000                  414,000

Essex Property Trust                                                                              9,100                  431,886

Financial Federal                                                                                 9,000  (a)             252,180

First American Financial                                                                         37,300                  762,785

First Bancorp                                                                                    20,350                  509,361

First Midwest Bancorp                                                                            24,275                  674,602

First Republic Bank                                                                               8,200  (a)             166,050

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

FirstFed Financial                                                                                9,100  (a)             246,610

Fremont General                                                                                  36,800                  182,160

GBC Bancorp                                                                                       6,000                  121,800

Glenborough Realty Trust                                                                         14,300                  260,975

Hilb, Rogal & Hamilton                                                                           15,500                  635,500

Hudson United Bancorp                                                                            23,080                  702,786

Irwin Financial                                                                                  15,000                  217,500

Jefferies Group                                                                                  13,600                  566,440

Kilroy Realty                                                                                    13,400                  288,368

LandAmerica Financial Group                                                                       9,800                  347,900

MAF Bancorp                                                                                      12,300                  399,627

NCO Group                                                                                        13,600  (a)             186,728

New Century Financial                                                                            13,400                  282,740

Philadelphia Consolidated Holding                                                                10,500  (a)             351,960

Presidential Life                                                                                14,300                  175,890

Provident Bankshares                                                                             13,124                  296,616

RLI                                                                                              10,000                  280,000

Raymond James Financial                                                                          24,400                  763,720

Riggs National                                                                                   12,000                  190,200

SCPIE Holdings                                                                                    3,000                   12,000

SWS Group                                                                                         7,871                  101,929

Seacoast Financial Services                                                                      12,600                  273,672

Selective Insurance Group                                                                        14,000                  313,600

Shurgard Storage Centers, Cl. A                                                                  17,800                  537,560

South Financial Group                                                                            23,000                  497,950

Southwest Bancorporation of Texas                                                                16,100  (a)             454,825

Staten Island Bancorp                                                                            31,400                  580,272

Sterling Bancshares                                                                              23,000                  282,210

Stewart Information Services                                                                      9,400  (a)             195,050

Susquehanna Bancshares                                                                           20,000                  424,000

Trenwick Group                                                                                   19,000                   54,720

Trustco Bank                                                                                     36,544                  389,961

UCBH Holdings                                                                                    10,200                  427,278

UICI                                                                                             23,500  (a)             342,630

United Bankshares                                                                                21,000                  634,620

Washington Federal                                                                               32,564                  803,028

Whitney Holding                                                                                  20,450                  694,482


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Wintrust Financial                                                                                8,700                  272,570

Zenith National Insurance                                                                        10,000                  280,000

                                                                                                                      22,608,795

INTERNET--.2%

Netegrity                                                                                        15,000  (a)              28,800

PC-Tel                                                                                            6,000  (a)              40,800

Verity                                                                                           18,400  (a)             165,968

                                                                                                                         235,568

PRODUCER GOODS & SERVICES--21.0%

A.M. Castle                                                                                       7,000                   43,890

A.O. Smith                                                                                       14,950                  328,302

AAR                                                                                              11,850                   46,334

Acuity Brands                                                                                    21,600                  258,984

Alliant Techsystems                                                                              18,775  (a)           1,129,316

Applied Industrial Technologies                                                                  10,000                  174,000

AptarGroup                                                                                       18,700                  522,291

Arch Chemicals                                                                                   11,000                  205,590

Arkansas Best                                                                                    12,800  (a)             383,360

Astec Industries                                                                                  6,500  (a)              59,605

BE Aerospace                                                                                     14,000  (a)              42,840

Baldor Electric                                                                                  16,533                  310,986

Barnes Group                                                                                      9,400                  200,220

Belden                                                                                           12,300                  170,355

Brady, Cl. A                                                                                     12,300                  405,777

Briggs & Stratton                                                                                11,700                  449,865

Brooks Automation                                                                                14,000  (a)             214,060

Brush Engineered Materials                                                                        5,200                   28,080

Buckeye Technologies                                                                             12,500  (a)              78,000

Building Materials Holding                                                                        7,000  (a)              86,170

Butler Manufacturing                                                                              3,000                   60,690

C&D Technologies                                                                                 13,500                  215,325

CLARCOR                                                                                          12,550                  387,921

CUNO                                                                                              8,500  (a)             264,180

Cable Design Technologies                                                                        18,325  (a)              89,793

Cambrex                                                                                          13,000                  361,920

Caraustar Industries                                                                             10,500                   94,920

Century Aluminum                                                                                  8,300                   52,705

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Champion Enterprises                                                                             16,500  (a)              38,280

ChemFirst                                                                                         7,000                  199,290

Chesapeake                                                                                        8,000                  122,400

Cleveland-Cliffs                                                                                  5,500                  111,100

Commercial Metals                                                                                14,000                  228,060

Commonweath Industries                                                                            8,000                   49,360

Curtiss-Wright                                                                                    5,300                  327,699

DRS Technologies                                                                                  8,500  (a)             281,690

Deltic Timber                                                                                     6,000                  158,280

EDO                                                                                               8,200                  137,350

ElkCorp                                                                                           9,500                  149,720

Emcor Group                                                                                       8,000  (a)             388,880

Engineered Support Systems                                                                        5,400                  264,222

Fleetwood Enterprises                                                                            17,500                   98,000

Florida Rock Industries                                                                          15,350                  538,018

Flow International                                                                                3,000  (a)               7,530

Forward Air                                                                                      11,200  (a)             194,096

Gardner Denver                                                                                    7,600  (a)             113,772

GenCorp                                                                                          21,200                  173,416

Georgia Gulf                                                                                     16,600                  361,050

Graco                                                                                            26,050                  712,468

Griffon                                                                                          17,500  (a)             202,125

Heartland Express                                                                                25,871  (a)             507,848

Hughes Supply                                                                                    12,800                  437,120

IDEX                                                                                             16,400                  492,656

IMCO Recycling                                                                                    7,000  (a)              38,850

Insituform Technologies, Cl. A                                                                   13,000  (a)             206,830

Intermagnetics General                                                                            8,517  (a)             162,504

Ionics                                                                                            7,000  (a)             159,110

JLG Industries                                                                                   22,000                  174,900

Kaman, Cl. A                                                                                     11,900                  133,042

Kansas City Southern Industries                                                                  26,700  (a)             373,800

Kirby                                                                                            11,900  (a)             280,959

Knight Transportation                                                                            19,300  (a)             380,982

Landstar Systems                                                                                  8,300  (a)             404,542

Lawson Products                                                                                   5,000                  143,495

Lennox International                                                                             29,000                  375,260


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Lindsay Manufacturing                                                                             6,000                  144,420

Lone Star Technologies                                                                           12,300  (a)             160,515

Lydall                                                                                            8,500  (a)              96,900

M.D.C. Holdings                                                                                  13,914                  522,332

MacDermid                                                                                        15,900                  319,272

MagneTek                                                                                          9,000  (a)              43,020

Manitowoc                                                                                        12,775                  301,362

Massey Energy                                                                                    31,800                  243,270

Material Sciences                                                                                 7,000  (a)              76,720

Maverick Tube                                                                                    19,000  (a)             242,250

Milacron                                                                                         11,500                   65,550

Mueller Industries                                                                               17,000  (a)             454,750

Myers Industries                                                                                 16,018                  197,021

NVR                                                                                               3,900  (a)           1,322,100

OM Group                                                                                         14,300                   92,807

Offshore Logistics                                                                               11,000  (a)             236,170

Omnova Solutions                                                                                 20,500  (a)              81,795

Penford                                                                                           3,500                   51,030

PolyOne                                                                                          41,500                  332,000

Pope & Talbot                                                                                     8,000                   94,240

Quaker Chemical                                                                                   5,000                  107,250

Quanex                                                                                            8,500                  302,090

RTI International Metals                                                                         10,700  (a)             110,745

Regal Beloit                                                                                     12,600                  221,507

Reliance Steel & Aluminum                                                                        15,500                  324,725

Roadway Express                                                                                   9,500                  380,665

Robins & Myers                                                                                    7,000                  107,380

Rock-Tenn, Cl. A                                                                                 17,600                  249,040

Rogers                                                                                            7,700  (a)             192,346

Ryerson Tull                                                                                     13,500                   94,500

Ryland Group                                                                                     13,700                  569,920

SPS Technologies                                                                                  6,300  (a)             153,090

Schweitzer-Mauduit International                                                                  8,800                  218,152

Scotts, Cl. A                                                                                    15,500  (a)             737,800

Seacor Smit                                                                                      10,050  (a)             413,055

Shaw Group                                                                                       21,200  (a)             317,152

Simpson Manufacturing                                                                            12,800  (a)             451,840

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Skyline                                                                                           4,300                  124,872

Standard Motor Products                                                                           6,400                   64,640

Standard Pacific                                                                                 16,900                  410,332

Standex International                                                                             6,100                  129,015

Steel Dynamics                                                                                   25,800  (a)             336,174

Steel Technologies                                                                                5,500                  120,065

Stewart & Stevenson                                                                              14,000                  153,300

Stillwater Mining                                                                                23,000  (a)             183,770

SurModics                                                                                         9,000  (a)             307,980

Technitrol                                                                                       17,900                  261,877

Teledyne Technologies                                                                            15,500  (a)             223,975

Texas Industries                                                                                 10,300                  249,775

Thomas Industries                                                                                 9,250                  266,307

Timken                                                                                           30,800                  561,176

Titan International                                                                               5,800                    9,570

Toll Brothers                                                                                    36,800  (a)             753,664

Tredegar                                                                                         19,500                  251,550

Triumph Group                                                                                     8,700  (a)             214,194

URS                                                                                              15,500  (a)             293,880

USFreightways                                                                                    12,100                  340,010

United Stationers                                                                                17,100  (a)             508,382

Universal Forest Products                                                                         9,800                  175,126

Valmont Industries                                                                               12,000                  302,400

Watsco                                                                                           14,100                  225,600

Watts Industries, Cl. A                                                                          13,500                  222,345

Wellman                                                                                          17,400  (a)             175,740

Werner Enterprises                                                                               32,033                  655,075

Wolverine Tube                                                                                    5,200  (a)              26,624

Woodward Governor                                                                                 7,000                  266,210

Yellow                                                                                           14,500  (a)             401,505

                                                                                                                      34,038,097

SERVICES--9.8%

ABM Industries                                                                                   24,500                  359,905

ADVO                                                                                             10,000  (a)             303,400

Aaron Rents                                                                                      10,999                  237,028

Administaff                                                                                      12,000  (a)              72,960

American Management Systems                                                                      21,050  (a)             253,021


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Analysts International                                                                            6,200                   11,160

Arbitron                                                                                         14,900  (a)             508,835

Armor Holdings                                                                                   15,500  (a)             237,305

BARRA                                                                                            10,800  (a)             387,612

Boston Communications Group                                                                       8,900  (a)             114,988

Bowne & Co.                                                                                      17,300                  173,000

CACI International, Cl. A                                                                        14,300  (a)             585,013

CDI                                                                                               9,800  (a)             260,582

Central Parking                                                                                  18,010                  418,372

Chemed                                                                                            4,799                  169,165

Ciber                                                                                            35,000  (a)             188,300

Computer Task Group                                                                               8,000  (a)              22,560

Consolidated Graphics                                                                             7,000  (a)             118,650

Corinthian Colleges                                                                              22,100  (a)             839,358

eFunds                                                                                           25,700  (a)             226,674

4Kids Entertainment                                                                               6,200  (a)             167,710

FactSet Research Systems                                                                         17,500                  478,625

Fair Isaac & Co.                                                                                 26,367                1,014,338

G & K Services, Cl. A                                                                            11,000                  353,331

Global Payments                                                                                  19,320                  545,790

Heidrick & Struggles International                                                                7,000  (a)              87,080

ITT Educational Services                                                                         23,900  (a)             522,215

Information Holdings                                                                             10,500  (a)             158,550

Information Resources                                                                            12,100  (a)              36,300

Insurance Auto Auction                                                                            6,500  (a)             103,350

John H. Harland                                                                                  15,500                  296,825

Kroll                                                                                            20,000  (a)             389,600

Labor Ready                                                                                      23,550  (a)             162,024

MAXIMUS                                                                                          12,000  (a)             244,560

MICROS Systems                                                                                    8,900  (a)             184,764

Marcus                                                                                           15,000                  213,450

MemberWorks                                                                                       5,400  (a)              93,636

Mobile Mini                                                                                       7,800  (a)             113,100

NDCHealth                                                                                        17,800                  314,170

New England Business Service                                                                      7,000                  157,640

On Assignment                                                                                    13,000  (a)             110,513

PAREXEL International                                                                            12,300  (a)             147,735

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

PRG-Schultz International                                                                        32,050  (a)             299,091

Paxar                                                                                            20,025  (a)             288,761

Pegasus Solutions                                                                                 9,300  (a)             101,370

Pharmaceutical Product Development                                                               28,500  (a)             780,900

Pre-Paid Legal Services                                                                          10,300  (a)             222,068

QRS                                                                                               4,600  (a)              22,908

Regis                                                                                            22,000                  645,480

Sourcecorp                                                                                        8,500  (a)             194,905

Spherion                                                                                         30,000  (a)             182,700

Standard Register                                                                                15,000                  347,850

StarTek                                                                                           7,800  (a)             188,214

Tetra Tech                                                                                       26,456  (a)             234,929

Thomas Nelson                                                                                     7,000  (a)              56,000

Volt Information Sciences                                                                         7,800  (a)             104,130

Waste Connections                                                                                14,500  (a)             530,410

Watson Wyatt & Company Holdings                                                                  17,300  (a)             341,676

                                                                                                                      15,924,586

TECHNOLOGY--12.2%

ATMI                                                                                             14,000  (a)             257,460

Actel                                                                                            11,000  (a)             178,090

Adaptec                                                                                          48,600  (a)             289,656

Advanced Energy Industries                                                                       14,300  (a)             172,458

Aeroflex                                                                                         32,000  (a)             185,280

Allen Telecom                                                                                    15,000  (a)              92,700

Alliance Semiconductor                                                                           12,000  (a)              50,040

Anixter International                                                                            19,500  (a)             449,865

Ansys                                                                                             7,800  (a)             152,880

Artesyn Technologies                                                                             14,000  (a)              24,920

AstroPower                                                                                       11,000  (a)              87,340

Audiovox, Cl. A                                                                                  12,900  (a)             102,813

Avid Technology                                                                                  14,000  (a)             197,260

Aware                                                                                             6,000  (a)              15,000

Axcelis Technologies                                                                             43,500  (a)             234,030

BEI Technologies                                                                                  7,000                   76,930

Bel Fuse, Cl. B                                                                                   5,500                  104,440

Bell Microproducts                                                                                8,500  (a)              46,495

Benchmark Electronics                                                                            13,000  (a)             289,380


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Black Box                                                                                        10,500  (a)             443,940

Brooktrout Technology                                                                             2,700  (a)              13,230

C-COR.net                                                                                        18,000  (a)              74,664

CTS                                                                                              16,200                   97,200

Captaris                                                                                          8,800  (a)              15,840

Carreker                                                                                         12,200  (a)              80,020

Catapult Communications                                                                           6,800  (a)              87,992

Cerner                                                                                           18,500  (a)             658,785

Checkpoint Systems                                                                               17,700  (a)             178,770

Cognex                                                                                           20,000  (a)             379,200

Coherent                                                                                         14,900  (a)             263,283

Cohu                                                                                             10,100                  159,378

Concerto Software                                                                                 3,900  (a)              24,999

Concord                                                                                           7,500  (a)              54,825

Cymer                                                                                            16,500  (a)             414,480

DSP Group                                                                                        13,300  (a)             190,203

Dendrite International                                                                           22,000  (a)             135,740

Digi Inernational                                                                                 9,000  (a)              18,270

Dionex                                                                                           11,850  (a)             365,099

DuPont Photomasks                                                                                 9,000  (a)             188,010

ESS Technology                                                                                   28,000  (a)             152,600

Electro Scientific Industries                                                                    12,000  (a)             224,160

Esterline Technologies                                                                           11,000  (a)             199,650

Exar                                                                                             19,500  (a)             245,700

FileNet                                                                                          17,500  (a)             189,875

Flir Systems                                                                                      9,600  (a)             454,368

Gerber Scientific                                                                                 8,200  (a)              31,570

Harmonic                                                                                         25,000  (a)              44,750

Helix Technology                                                                                 10,300                  105,369

Hutchinson Technology                                                                            12,500  (a)             259,875

Hyperion Solutions                                                                               17,575  (a)             474,525

Imagistics International                                                                          9,300  (a)             173,073

Input/Output                                                                                     21,500  (a)              93,525

Inter-Tel                                                                                        13,500                  364,905

Itron                                                                                            11,000  (a)             238,590

JDA Software Group                                                                               14,500  (a)             126,875

Keithley Instruments                                                                              8,400                   73,920

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Kopin                                                                                            33,000  (a)             122,430

Kronos                                                                                           10,300  (a)             366,680

Kulicke & Soffa Industries                                                                       20,000  (a)              75,000

MRO Software                                                                                     11,400  (a)              82,764

Manhattan Associates                                                                             15,500  (a)             348,440

Mapinfo                                                                                           4,700  (a)              28,388

Meade Instruments                                                                                 7,800  (a)              25,896

Mercury Computer Systems                                                                         11,200  (a)             337,691

Methode Electronics, Cl. A                                                                       19,700                  181,043

Microsemi                                                                                        13,500  (a)             100,305

Midway Games                                                                                     17,817  (a)              72,337

NYFIX                                                                                            15,000  (a)              57,600

Network Equipment Technologies                                                                    4,700  (a)              16,450

Park Electrochemical                                                                              9,850                  177,793

Pericom Semiconductor                                                                            12,000  (a)             103,188

Phoenix Technologies                                                                             10,000  (a)              55,600

Photon Dynamics                                                                                   7,700  (a)             165,011

Photronics                                                                                       16,000  (a)             194,240

Pinnacle Systems                                                                                 30,850  (a)             366,807

Pioneer-Standard Electronics                                                                     17,500                  122,500

Planar Systems                                                                                    7,500  (a)             137,925

Power Integrations                                                                               16,000  (a)             282,240

Progress Software                                                                                18,800  (a)             234,624

Radiant Systems                                                                                  15,200  (a)             164,464

RadiSys                                                                                           8,000  (a)              53,520

Rainbow Technologies                                                                             12,600  (a)              76,860

Roper Industries                                                                                 15,600                  602,160

Roxio                                                                                             9,300  (a)              28,467

Rudolph Technologies                                                                              8,500  (a)             145,180

SBS Technologies                                                                                  6,800  (a)              56,440

SCM Microsystems                                                                                  7,500  (a)              43,875

SPSS                                                                                              8,800  (a)              93,456

Serena Software                                                                                  21,400  (a)             341,544


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Skyworks Solutions                                                                               64,500  (a)             457,950

Standard Microsystems                                                                            11,000  (a)             210,870

Supertex                                                                                          8,000  (a)             106,472

Symmetricom                                                                                       8,350  (a)              25,802

Systems & Computer Technology                                                                    17,900  (a)             168,618

THQ                                                                                              20,550  (a)             297,152

Take-Two Interactive Software                                                                    20,000  (a)             515,600

Talx                                                                                              8,000                  107,200

Three-Five Systems                                                                                7,349  (a)              41,889

Tollgrade Communications                                                                          7,000  (a)              73,990

Trimble Navigation                                                                               15,400  (a)             201,725

Ultratech Stepper                                                                                10,000  (a)              88,000

Varian Semiconductor Equipment Associates                                                        17,900  (a)             426,377

Veeco Instruments                                                                                13,300  (a)             159,334

ViaSat                                                                                           12,500  (a)             101,038

Vicor                                                                                            18,000  (a)             119,700

X-Rite                                                                                           10,700                   84,744

Zebra Technologies, Cl. A                                                                        16,500  (a)           1,015,080

ZixIt                                                                                             3,000  (a)              12,150

                                                                                                                      19,778,904

UTILITIES--1.1%

Avista                                                                                           23,500                  242,050

CH Energy Group                                                                                   9,000                  448,650

Central Vermont Public Service                                                                    6,300                  112,896

El Paso Electric                                                                                 25,000  (a)             273,250

General Communication Cl. A                                                                      27,000                  125,280

Green Mountain Power                                                                              2,000                   35,660

Metro One Telecommunications                                                                     12,000  (a)              53,868

UIL Holdings                                                                                      7,500                  226,500

UniSource Energy                                                                                 17,500                  289,800

                                                                                                                       1,807,954

TOTAL COMMON STOCKS

   (cost $182,371,787)                                                                                               161,453,701

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

SHORT-TERM INVESTMENTS--.5%                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--.4%

Greenwich Capital Markets, Tri-Party Repurchase Agreement,

  1.85%, dated 10/31/2002, due 11/1/2002 in the

  amount of $660,034 (fully collateralized by

  $675,000 U.S. Treasury Bills, 11/29/2002

   value $674,136)                                                                              660,000                  660,000

U.S. TREASURY BILLS--.1%

1.57%, 11/29/2002                                                                               100,000                   99,875

TOTAL SHORT-TERM INVESTMENTS

   (cost $759,878)                                                                                                       759,875
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $183,131,665)                                                             100.2%             162,213,576

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.2%)               (324,716)

NET ASSETS                                                                                        100.0%             161,888,860

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(c)                              183,131,665  162,213,576

Cash                                                                     93,206

Receivable for shares of Common Stock subscribed                        312,681

Dividends and interest receivable                                        72,111

                                                                    162,691,574
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            64,594

Payable for investment securities purchased                             710,544

Payable for shares of Common Stock redeemed                              27,576

                                                                        802,714
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      161,888,860
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     183,788,833

Accumulated undistributed investment income--net                        373,853

Accumulated net realized gain (loss) on investments                  (1,355,737)

Accumulated net unrealized appreciation
  (depreciation) on investments                                     (20,918,089)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      161,888,860
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(200 million shares of $.001 par value Common Stock authorized)      13,095,283

NET ASSET VALUE, offering and redemption price per share--Note 3(c) ($)   12.36

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $585 foreign taxes withheld at source)        1,063,796

Interest                                                                23,002

TOTAL INCOME                                                         1,086,798

EXPENSES:

Management fee--Note 3(a)                                              339,098

Shareholder servicing costs--Note 3(b)                                 339,098

Loan commitment fees--Note 2                                             1,569

Interest expense--Note 2                                                   127

TOTAL EXPENSES                                                         679,892

INVESTMENT INCOME--NET                                                 406,906
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                397,006

Net realized gain (loss) on financial futures                         (106,609)

NET REALIZED GAIN (LOSS)                                               290,397

Net unrealized appreciation (depreciation) on investments          (19,086,930)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (18,796,533)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (18,389,627)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                             -----------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            406,906              187,583

Net realized gain (loss) on investments           290,397             (630,985)

Net unrealized appreciation (depreciation)
   on investments                             (19,086,930)          (5,028,057)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (18,389,627)          (5,471,459)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                           (282,414)            (115,756)

Net realized gain on investments                 (598,449)          (5,633,468)

TOTAL DIVIDENDS                                  (880,863)          (5,749,224)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 135,918,872           76,742,569

Dividends reinvested                              735,450            5,616,466

Cost of shares redeemed                       (38,736,481)         (47,623,633)

Redemption fee                                     59,946               38,661

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             97,977,787           34,774,063

TOTAL INCREASE (DECREASE) IN NET ASSETS        78,707,297           23,553,380
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            83,181,563           59,628,183

END OF PERIOD                                 161,888,860           83,181,563

Undistributed investment income--net              373,853              137,444
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     9,463,906            5,560,553

Shares issued for dividends reinvested             50,616              416,343

Shares redeemed                                (2,827,603)          (3,417,023)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   6,686,919            2,559,873

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                       Year Ended October 31,
                                                             -----------------------------------------------------------------------

                                                                 2002           2001            2000           1999          1998
                                                             -----------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.98          15.49           13.03          12.16         13.90

Investment Operations:

Investment income--net                                            .04(a)         .04(a)          .03(a)         .04(a)        .04

Net realized and unrealized
   gain (loss) on investments                                    (.53)         (1.06)           3.06           1.38         (1.60)

Total from Investment Operations                                 (.49)         (1.02)           3.09           1.42         (1.56)

Distributions:

Dividends from investment income--net                            (.04)          (.03)           (.04)          (.05)         (.02)

Dividends from net realized
   gain on investments                                           (.09)         (1.46)           (.59)          (.50)         (.16)

Total Distributions                                              (.13)         (1.49)           (.63)          (.55)         (.18)

Redemption fee reimbursement                                      .00(b)         .00(b)           --             --            --

Net asset value, end of period                                  12.36          12.98           15.49          13.03         12.16
                                                             -----------------------------------------------------------------------

TOTAL RETURN (%)                                                (3.92)         (6.95)          24.64          11.86        (11.38)
                                                             -----------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                          .50            .50             .50            .50           .50

Ratio of interest expense and
   loan commiment fees
   to average net assets                                          .00(c)         .01             .01            .01            --

Ratio of net investment income
   to average net assets                                          .30            .28             .21            .34           .35

Portfolio Turnover Rate                                         12.35          42.01           36.89          41.97         25.14
                                                             -----------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         161,889         83,182          59,628         35,991        24,325

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Smallcap Stock Index Fund (the "fund") is a separate non-diversified series of Dreyfus Index Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series including the fund. The fund's investment objective is to match the performace of the Standard & Poor's Small Cap 600 Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") , a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

At a meeting held on April 23, 2002, the Board of Directors, on behalf of the fund, approved effective May 1, 2002 to change the name of the fund from Dreyfus Small Cap Stock Index Fund to Dreyfus Smallcap Stock Index Fund.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.


(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $373,853, undistributed capital gains $384,245, and unrealized depreciation $22,658,071.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2002 and October 31, 2001, respectively, were as follows: ordinary income $282,414 and $1,859,816 and long-term capital gain $598,449 and $3,889,408.

During the period ended October 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $111,917, decreased net realized gain (loss) on investments by $1,606 and decreased paid-in capital by $110,311. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates
in    effect    at    the    time    of    borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended October 31, 2002, was approximately $5,500 with a related weighted average annualized interest rate of 2.31%.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Management Agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .25 of 1% of the value of the fund's average daily net assets, and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all the expenses of the fund, except management fees, brokerage commissions, taxes, interest, commitment fees, Shareholder Services Plan fees, fees and expenses of non-interested Board members (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Board members (including counsel fees) . Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation (with the exception of reimburseable amounts). Subject to the Company' s Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. Amounts required to be paid by the Company directly to the non-interested Board members, that were applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Board members.

(B) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of .25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may
make    payments    to

Service Agents (a securities dealer, bank or other financial institution) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2002, the fund was charged an aggregate of $339,098 pursuant to the Shareholder Services Plan.

(C) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2002, amounted to $114,199,039 and $16,596,628, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 2002, there were no financial futures contracts outstanding.

At October 31, 2002, the cost of investments for federal income tax purposes was $184,871,647; accordingly, accumulated net unrealized depreciation on investments was $22,658,071, consisting of $12,803,558 gross unrealized appreciation and $35,461,629 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of  Dreyfus Smallcap Stock Index Fun

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Dreyfus Smallcap Stock Index Fund (formerly Dreyfus Small Cap Stock Index Fund) (the "Fund") (one of the Series constituting Dreyfus Index Funds, Inc.) as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund' s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                     PricewaterhouseCoopers LLP

New York, New York

December 11, 2002


IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.0890 per share as a long-term capital gain distribution of $.1310 per share paid on December 18, 2001.

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

David P. Feldman (63)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                              --------------

Ehud Houminer (62)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor and Executive-in-Residence at the Columbia Business School, Columbia University

* Principal of Lear, Yavitz and Associates, a management consulting firm

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* Super Sol Limited, an Israeli supermarket chain, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21


Gloria Messinger (72)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.,

* Consultant in Intellectual Property

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

John Szarkowski (76)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

Anne Wexler (72)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Methanex Corporation, a methanol production company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


NOTES

                                                           For More Information

                        Dreyfus Smallcap Stock
                        Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Boston Safe Deposit and Trust Company
                        One Boston Place
                        Boston, MA 02109

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  077AR1002



      Dreyfus International

      Stock Index Fund

      ANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            35   Statement of Financial Futures

                            36   Statement of Assets and Liabilities

                            37   Statement of Operations

                            38   Statement of Changes in Net Assets

                            39   Financial Highlights

                            40   Notes to Financial Statements

                            48   Report of Independent Accountants

                            49   Important Tax Information

                            50   Board Members Information

                            52   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus International

                                                               Stock Index Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus International Stock Index Fund, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Susan Ellison.

The  past  year  has  not been kind to international equity investors. A host of concerns, both economic and political, contributed to the MSCI EAFE Index's negative total return for the reporting period. With these concerns still unresolved, many stocks have fallen to levels that we consider attractive
relative    to    historical    averages.

Recent equity market losses have been a painful reminder for many of the importance of asset allocation and maintaining a diversified portfolio. Investing only in yesterday' s market leaders probably won' t provide the diversification most investors need. Instead, we believe that holding the right 4mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer

The Dreyfus Corporation

November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Susan Ellison, Portfolio Manager

How did Dreyfus International Stock Index Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2002, the fund produced a total return of -15.12% .(1) This compares with a -13.21% total return for the fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far
East Free Index (the "MSCI EAFE Free Index" or the "Index"), during the same period.(2)

We attribute the fund' s and the market's negative returns to a weak global economy, disappointing corporate earnings and the possibility of U.S. military action in Iraq. The fund' s performance approximately mirrored that of its benchmark, after adjustment for fees and expenses related to changes to the MSCI
EAFE    Free    Index.

What is the fund's investment approach?

In managing this fund, our goal is to match the performance of the MSCI EAFE Free Index, a broadly diversified, international index composed of slightly more than 1,000 stocks that trade in 21 major markets outside the United States, including Great Britain, Germany, France, Japan, Hong Kong, Singapore, Australia and New Zealand. Weighted by market capitalization (the total value of all shares outstanding in a country's stock market) and share liquidity (a measure of the proportion of a company's shares actually available to be bought or sold by the public), approximately 72% of the MSCI EAFE Free Index's total value is represented by its top five countries, which currently are Great Britain, Japan, France, Switzerland and Germany. The MSCI EAFE Free Index is diversified among industry groups, as those groups are represented in individual country markets.

In order to simplify management and control costs, the fund attempts to match the Index' s return, not to duplicate its composition. Our carefully created sample attempts to match index weightings at the country, indus The Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

try and individual security levels. Beginning by country, the fund invests in proportion to each country's weighting in the Index. That means if the British market comprises 28% of the Index, then approximately 28% of the fund's assets will be invested in Britain. In addition, the fund's industry allocation also matches that of the Index, in the proper proportion. For example, if a certain percentage of the market value in the Japanese subindex is comprised of financial service firms, that same approximate percentage of the investment in the Japanese market will also be invested in that sector. At the individual company level, the fund invests in a carefully selected sample of the stocks that make up each country's index component. The fund also invests in securities that represent the market as a whole, such as stock index futures, and manages its exposure to foreign currencies so that the fund's currency profile matches the currency makeup of the MSCI EAFE Free Index.

What other factors influenced the fund's performance?

Through the first half of the reporting period, the international stock markets were relatively strong. It appeared that investors were looking beyond
terrorism-related   economic  shocks  and  weak  corporate  earnings.  Instead, investors appeared to be focusing on the likelihood of an economic recovery stimulated by aggressive interest-rate reductions instituted by many of the
central    banks    in    developed    market    countries.

As the year unfolded, however, weakness in the global economy persisted, and investor sentiment declined sharply. Corporate spending, which drives demand for capital goods, remained sluggish. Corporate scandals in the United States, which many considered to be the world' s most strictly regulated market, eroded investor confidence. Oil prices rose as tensions in the Middle East grew, with the U.S. apparently poised to take military action against Iraq. Any one of these events would likely have depressed international stock prices, however, taken together, they drove prices down sharply across the board.

The fund' s relative performance was also affected by two major changes undertaken by the MSCI EAFE Free Index to ensure that it would continue to represent fairly the markets it measures. First, the

MSCI EAFE Free Index was altered to reflect not just the nominal value of the shares it tracks, but to reflect the value of shares that can be bought and sold freely. In addition, the Index was broadened to increase coverage from 60% to 85% of total market capitalization. These changes were made in two parts, on November 30, 2001 and May 31, 2002. As a result, the weightings of many companies changed, 102 companies were dropped, and 217 companies were added. To match these changes, the fund was required to trade more than 30% of its portfolio. As a result, the portfolio incurred higher than usual transaction costs, which reduced returns.

What is the fund's current strategy?

The fund seeks to provide broad exposure to the international markets, and we plan to continue to follow our strategy of remaining fully invested in a manner that mirrors the risk/return characteristics of the MSCI EAFE Free Index.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) FREE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES. THE INDEX REFLECTS ACTUAL INVESTABLE OPPORTUNITIES FOR GLOBAL INVESTORS FOR STOCKS THAT ARE FREE OF FOREIGN OWNERSHIP LIMITS OR LEGAL RESTRICTIONS AT THE COUNTRY LEVEL.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus International
Stock Index Fund and the Morgan Stanley Capital International Europe,
Australasia, Far East Free Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/02

                                                             Inception                                                     From

                                                               Date               1 Year               5 Years           Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                          6/30/97            (15.12)%              (3.89)%            (5.50)%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS INTERNATIONAL STOCK INDEX FUND ON 6/30/97 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST FREE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED AND REFLECTS ACTUAL INVESTABLE OPPORTUNITIES FOR GLOBAL INVESTORS FOR STOCKS THAT ARE FREE OF FOREIGN OWNERSHIP LIMITS OR LEGAL RESTRICTIONS AT THE SECURITY OR COUNTRY LEVEL. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 2002

COMMON STOCKS--89.8%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--4.2%

AMP                                                                                              16,769                  118,196

AMP Diversified Property Trust (Units)                                                            6,000                    8,558

Amcor                                                                                            12,151                   54,827

Ansell                                                                                            1,500  (a)               5,886

Aristocrat Leisure                                                                                4,195                   11,362

Australia and New Zealand Banking                                                                21,237                   221,940

Australian Gas Light                                                                              6,284                   35,574

Australian Stock Exchange                                                                           700                    4,468

BHP Billiton                                                                                     55,162                  296,658

BHP Steel                                                                                         9,472                   15,666

BRL Hardy                                                                                         4,413                   18,908

Boral                                                                                             7,988                   18,487

Brambles Industries                                                                              12,929                   49,153

CSL                                                                                               2,887                   28,360

CSR                                                                                              11,900                   36,325

Coca-Cola Amatil                                                                                  5,859                   17,169

Cochlear                                                                                            616                   11,528

Coles Myer                                                                                       14,475                   51,335

Commonwealth Bank of Australia                                                                   16,971                  286,335

Computershare                                                                                     3,800                    4,682

David Jones                                                                                       6,337                    3,798

Deutsche Office Trust (Units)                                                                    29,000                   19,314

Foster's                                                                                         31,051                   81,858

Futuris                                                                                          12,803                    7,958

Gandel Retail Trust (Units)                                                                      13,489                    9,882

General Property Trust (Units)                                                                   24,752                   38,739

Goodman Fielder                                                                                  14,686                   11,982

Harvey Norman                                                                                     7,600                   10,672

Iluka Resources                                                                                   4,328                   11,530

Insurance Australia                                                                              34,610                   47,829

James Hardie Industries                                                                           6,600                   22,711

John Fairfax                                                                                      7,800                   12,641

Leighton                                                                                          2,900                   15,129

Lend Lease                                                                                        4,849                   26,724

M.I.M.                                                                                           31,926                   20,200

Macquarie Bank                                                                                    3,774                   47,840

Macquarie Infrastructure (Units)                                                                 22,388                   35,909

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA (CONTINUED)

Mayne                                                                                            12,459                   24,893

Mirvac                                                                                            8,380                   19,208

National Australia Bank                                                                          23,029                  439,286

Newcrest Mining                                                                                   4,532                   14,765

News                                                                                             21,157                  124,936

Orica                                                                                             5,208                   29,193

Origin Energy                                                                                     6,355                   13,226

PaperlinX                                                                                         6,000                   16,783

Principal Office Fund (Units)                                                                     7,000                    5,633

QBE Insurance                                                                                     8,744                   37,367

Rio Tinto                                                                                         4,866                   86,285

Santos                                                                                           10,100                   35,034

Sonic Healthcare                                                                                  3,726                   13,049

Sons of Gwalia                                                                                    2,931                    4,311

Southcorp                                                                                         7,524                   20,670

Stockland Trust (Units)                                                                          10,873                   27,759

Suncorp-Metway                                                                                    7,789                   52,437

TAB                                                                                               5,000                    8,797

TABCORP                                                                                           8,200                   52,701

Telstra                                                                                          42,867                  113,246

Transurban                                                                                        7,055                   15,466

WMC                                                                                              17,580                   74,055

Wesfarmers                                                                                        5,197                   76,002

Westfield                                                                                         6,494                   44,656

Westfield Trust (Units)                                                                          28,975                   54,676

Westpac Banking                                                                                  24,701                  194,669

Woodside Petroleum                                                                                6,800                   45,364

Woolworths                                                                                       14,921                  101,941

                                                                                                                       3,466,541

AUSTRIA--.1%

Erste Bank der oesterreichischen Sparkassen                                                         200                   11,719

Flughafen Wien                                                                                      300                   10,068

Mayr-Melnhof Karton                                                                                 100                    6,596

OMV                                                                                                 230                   22,299

Oesterreichische Elektrizitaetswirtschafts, Cl. A                                                   245                   17,651

Telekom Austria                                                                                   1,700  (a)              12,963


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRIA (CONTINUED)

VA Technologie                                                                                      150                    2,548

Wienerberger                                                                                        500                    7,576

                                                                                                                          91,420

BELGIUM--.9%

Agfa Gevaert                                                                                      1,450                   27,067

Barco                                                                                               140                    6,339

Bekaert                                                                                             240                    9,084

Colruyt                                                                                             335                   17,168

Compagnie Maritime Belge                                                                            150                    6,313

Delhaize                                                                                            820                   12,790

Dexia                                                                                             9,100                   87,684

Electrabel                                                                                          432                  100,407

Fortis                                                                                           13,122                  240,142

Groupe Bruxelles Lambert                                                                          1,105                   40,762

Interbrew                                                                                         2,300                   51,818

KBC Bankverzekeringsholding                                                                       1,412                   44,466

Omega Pharma                                                                                        300                   12,626

S.A. D'Ieteren                                                                                       70                    9,046

Solvay                                                                                              700                   42,113

UCB                                                                                               1,300                   31,721

Umicore                                                                                             100                    3,908

                                                                                                                         743,454

DENMARK--.6%

A/S Dampskibsselskabet Svenborg, Cl. B                                                                3                   23,185

A/S Det Ostasiatiske Kompagni                                                                       200  (a)               3,731

Bang & Olufsen, Cl. B                                                                               100                    1,959

Carlsberg, Cl. B                                                                                    400                   18,762

Coloplast, Cl. B                                                                                    100                    7,129

D/S 1912, Cl. B                                                                                       5                   29,182

Danisco                                                                                             800                   26,010

Danske Bank                                                                                       7,800                  124,202

FLS Industries, Cl. B                                                                               500  (a)               5,330

GN Store Nord                                                                                     2,400  (a,b)             6,524

Group 4 Falck                                                                                       880                   21,693

H. Lundbeck                                                                                       1,100                   30,194

ISS                                                                                                 432  (a)              13,930

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DENMARK (CONTINUED)

NEG Micon                                                                                           300  (a)               6,656

NKT                                                                                                 500                    3,864

Novo Nordisk, Cl. B                                                                               3,757                  103,628

Novozymes, Cl. B                                                                                    625                   11,409

TDC                                                                                               1,860                   40,151

Topdanmark                                                                                          400  (a)               9,168

Vestas Wind Systems                                                                               1,300                   18,622

William Demant                                                                                      600  (a)              11,673

                                                                                                                         517,002

FINLAND--1.9%

Amer                                                                                                300                    8,945

Fortum                                                                                            5,100                   30,303

Instrumentarium                                                                                     600                   14,854

Kone, Cl. B                                                                                         470                   11,845

Metso                                                                                             1,910                   17,761

Nokia                                                                                            66,585                1,130,856

Orion-Yhtyma, Cl. B                                                                                 200                    3,931

Outokumpu                                                                                           600                    5,942

Pohjola, Cl. D                                                                                      400  (b)               5,189

Rautaruukki                                                                                         900                    3,253

Sampo, Cl. A                                                                                      3,520                   23,042

Sonera                                                                                           10,535  (a)              48,513

Stora Enso, Cl. R                                                                                 9,556                   98,419

TietoEnator                                                                                         910                   12,887

UPM-Kymmene                                                                                       4,090                  132,446

Uponor                                                                                              500                    8,987

Wartsila, Cl. B                                                                                     500                    5,570

                                                                                                                       1,562,743

FRANCE--8.0%

Accor                                                                                             2,509                   89,075

Air France                                                                                        1,800                   21,123

Alcatel                                                                                          14,725                   73,494

Alstom                                                                                            5,100  (a)              26,616

Altran Technologies                                                                                 600                    3,624

Atos Origin                                                                                         200  (a)               7,384

Autoroutes du Sud de la France                                                                      800                   19,957

Aventis                                                                                           9,360                  560,324


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FRANCE (CONTINUED)

Axa                                                                                              19,751                  294,760

BNP Paribas                                                                                      11,009                  438,923

Bouygues                                                                                          2,500                   65,830

Business Objects                                                                                    550  (a)               8,143

Cap Gemini                                                                                        1,497                   36,810

Carrefour                                                                                         7,429                  344,893

Casino Guichard-Perrachon                                                                           463                   29,184

Castorama Dubois Investissement                                                                     800                   52,882

Club Mediterranee                                                                                   150  (a)               3,610

Compagnie de Saint-Gobain                                                                         4,646                  100,898

Compagnie Generale des Etablissements Michelin, Cl. B                                             1,742                   50,649

Dassault Systemes                                                                                   730                   17,350

Essilor International                                                                             1,236                   49,756

European Aeronautic Defence and Space                                                             4,500                   49,733

France Telecom                                                                                    6,020  (b)              69,035

Groupe Danone                                                                                     1,723                  223,524

Imerys                                                                                              106                   12,124

L'Air Liquide                                                                                     1,445                  185,169

L'Oreal                                                                                           4,724                  351,799

LVMH                                                                                              3,045                  136,691

Lafarge                                                                                           1,854                  147,708

Lagardere S.C.A.                                                                                  2,005                   88,297

PSA Peugeot Citroen                                                                               2,122                   90,025

Pechiney, Cl. A                                                                                     820                   25,303

Pernod-Ricard                                                                                       550                   55,719

Pinault-Printemps-Redoute                                                                           950                   76,015

Publicis                                                                                          1,610                   36,671

Renault                                                                                           2,268                  106,685

Sagem                                                                                               250                   18,395

Sanofi-Synthelabo                                                                                 5,707                  348,989

Schneider Electric                                                                                2,715                  125,830

Societe BIC                                                                                         550                   17,211

Societe Generale, Cl. A                                                                           4,045                  204,895

Societe Television Francaise 1                                                                    1,950                   50,208

Sodexho Alliance                                                                                  1,458                   35,808

Suez                                                                                             12,755                  224,146

Technip-Coflexip                                                                                    173                   11,247

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FRANCE (CONTINUED)

Thales                                                                                            1,091                   29,441

Thomson                                                                                           2,600  (a)              47,917

Total Fina Elf                                                                                    8,417                1,159,448

Total Fina Elf, Cl. B                                                                               358                   47,968

Unibail                                                                                             689                   39,540

Valeo                                                                                               904                   26,633

Vinci                                                                                               900                   50,268

Vivendi Universal                                                                                13,287                  163,161

Zodiac                                                                                               80                    1,599

                                                                                                                       6,552,487

GERMANY--5.2%

Adidas-Salomon                                                                                      601                   46,126

Aixtron                                                                                             600                    3,553

Allianz                                                                                           2,570                  271,305

Altana                                                                                              986                   47,464

BASF                                                                                              7,669                  285,557

Bayer                                                                                             9,849                  188,242

Bayerische Hypo--und Vereinsbank                                                                  4,621                   60,938

Beiersdorf                                                                                          405                   43,977

Buderus                                                                                             690                   15,169

Continental                                                                                       1,400  (a)              19,826

DaimlerChrysler                                                                                  12,016                  415,291

Deutsche Bank                                                                                     7,808                  341,766

Deutsche Boerse                                                                                     800                   28,679

Deutsche Lufthansa                                                                                2,624  (a)              30,273

Deutsche Post                                                                                     5,900                   59,304

Deutsche Telekom                                                                                 31,000                  355,805

Douglas                                                                                             440                    9,325

E.ON                                                                                              8,130                  367,937

Epcos                                                                                               600  (a)               6,298

Fresenius Medical Care                                                                              461  (b)              14,609

Gehe                                                                                                362                   13,766

HeidelbergCement                                                                                    420                   15,639

Infineon                                                                                          5,700  (a)              55,318

KarstadtQuelle                                                                                      780  (b)              14,684

Linde                                                                                             1,233                   47,010

MAN                                                                                               1,350                   16,177


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

MLP                                                                                               1,300  (b)              15,835

Merck KGaA                                                                                          750                   16,043

Metro                                                                                             2,278                   52,119

Muenchener Rueckversicherungs-Gesellschaft                                                        1,445                  186,028

QIAGEN                                                                                            2,300  (a)              15,033

RWE                                                                                               5,377                  168,265

SAP                                                                                               2,968                  227,789

SGL Carbon                                                                                          100  (a)                 777

Schering                                                                                          2,380                  109,243

Siemens                                                                                          11,352                  533,990

TUI                                                                                               1,795  (b)              32,974

ThyssenKrupp                                                                                      4,634                   48,644

Volkswagen                                                                                        2,980                  112,584

WCM Beteiligungs-und Grundbesitz                                                                  2,140                    5,785

                                                                                                                       4,299,147

GREECE--.3%

Alpha Bank                                                                                        3,100                   34,997

Bank of Piraeus                                                                                   1,500                    9,180

Commercial Bank of Greece                                                                           950                   12,475

Coca-Cola Hellenic Bottling                                                                       1,038                   14,555

EFG Eurobank Ergasias                                                                             2,400                   26,667

Hellenic Petroleum                                                                                1,300                    7,750

Hellenic Telecommunications Organization                                                          4,600                   51,294

Intracom                                                                                            500                    2,832

National Bank of Greece                                                                           3,200                   46,584

Titan Cement                                                                                        500                   18,023

Viohalco                                                                                          2,000                    8,517

Vodafone Panafon                                                                                  3,400                   15,690

                                                                                                                         248,564

HONG KONG--1.5%

ASM Pacific Technology                                                                            5,000                    9,712

Bank of East Asia                                                                                20,991                   36,603

BOC Hong Kong                                                                                    35,500                   36,185

CLP                                                                                              25,788                  104,482

Cathay Pacific Airways                                                                           18,000                   25,271

Cheung Kong (Holdings)                                                                           20,000                  132,703

Cheung Kong Infrastructure                                                                        6,000                   10,539

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HONG KONG (CONTINUED)

Esprit                                                                                            8,000                   13,437

Giordano International                                                                           20,000                    7,629

Hang Lung Properties                                                                             14,000                   13,642

Hang Seng Bank                                                                                   10,700                  115,583

Henderson Land Development                                                                        8,000                   24,310

Hong Kong and China Gas                                                                          56,772                   74,610

Hong Kong Exchanges and Clearing                                                                 10,000                   13,270

Hongkong Electric                                                                                19,000                   77,224

Hutchison Whampoa                                                                                31,800                  195,707

Hysan Development                                                                                 9,000                    7,097

Johnson Electric                                                                                 26,400                   27,925

Li & Fung                                                                                        26,000                   25,835

MTR                                                                                              11,500                   13,565

New World Development                                                                            31,708                   18,091

PCCW                                                                                            131,039  (a,b)            18,481

SCMP                                                                                             18,000                    8,308

Shangri-La Asia                                                                                  20,000                   12,309

Sino Land                                                                                        38,664  (b)              12,889

Sun Hung Kai Properties                                                                          16,384                  102,093

Swire Pacific, Cl. A                                                                             13,500                   56,774

Television Broadcasts                                                                             3,000                   10,328

Wharf                                                                                            20,171                   40,474

                                                                                                                       1,245,076

IRELAND--.7%

Allied Irish Banks                                                                               13,139                  182,162

Bank of Ireland                                                                                  15,911                  176,475

CRH                                                                                               7,584                   95,758

DCC                                                                                               1,000                    9,457

Elan                                                                                              3,974  (a)               7,202

Greencore                                                                                         2,400                    6,180

Independent News & Media                                                                          4,200                    5,823

Irish Life & Permanent                                                                            4,000                   46,029

Kerry                                                                                             1,600                   20,598

Ryanair                                                                                           6,300                   40,553

Waterford Wedgwood (Units)                                                                       16,900                    7,531

                                                                                                                         597,768


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ITALY--3.3%

ACEA                                                                                              1,400                    6,336

Alitalia                                                                                         16,500  (a)               4,355

Alleanza Assicurazioni                                                                            6,800                   48,741

Assicurazioni Generali                                                                           15,432                  274,990

Autogrill                                                                                         1,528  (a)              13,785

Autostrade                                                                                       11,800                   98,124

Banca Fideuram                                                                                    5,400                   25,353

Banca Monte dei Paschi di Siena                                                                  13,050  (b)              28,264

Banca Nazionale del Lavoro                                                                       15,500  (a)              15,994

Banca Populare di Milano                                                                          5,900  (a)              20,327

Benetton                                                                                            730  (b)               7,404

Bulgari                                                                                           2,300                    9,587

Capitalia                                                                                        18,516  (b)              21,289

Enel                                                                                             28,970                  141,781

Eni                                                                                              39,525                  545,047

Fiat                                                                                              3,585  (b)              29,836

Fiat (RNC)                                                                                        1,500  (b)               7,060

FinecoGroup                                                                                      19,250  (a,b)             8,782

Gruppo Editoriale L'Espresso                                                                      3,900                   12,730

IntesaBci                                                                                        48,465                   81,783

IntesaBci (RNC)                                                                                  11,212                   13,513

Italcementi                                                                                       1,565                   13,700

Italgas                                                                                           3,118                   30,350

La Rinascente                                                                                     1,700                    7,478

Luxottica                                                                                         2,100                   31,544

Mediaset                                                                                          7,765                   53,866

Mediobanca                                                                                        6,256                   47,022

Mediolanum                                                                                        1,700  (b)               9,362

Mondadori (Arnoldo) Editore                                                                       2,050                   12,467

Parmalat Finanziaria                                                                              7,306  (b)              20,367

Pirelli                                                                                          13,500  (b)              12,753

Riunione Adriatica di Sicurta                                                                     4,764                   59,255

Sanpaolo IMI                                                                                     11,152                   69,101

Seat Pagine Gialle                                                                               69,400  (a,b)            47,346

Snam Rete Gas                                                                                    11,600                   34,440

Snia                                                                                              4,800  (a,b)             9,050

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ITALY (CONTINUED)

Telecom Italia                                                                                   33,531  (b)             265,712

Telecom Italia (RNC)                                                                             27,550                  145,035

Telecom Italia Mobile                                                                            55,511                  258,041

Tiscali                                                                                           1,650  (a)               7,910

UniCredito Italiano                                                                              46,192                  172,729

                                                                                                                       2,722,609

JAPAN--19.1%

ACOM                                                                                                950                   29,389

ADERANS                                                                                             400                    8,701

ADVANTEST                                                                                         1,000                   32,895

AEON                                                                                              3,000                   73,708

AEON CREDIT SERVICE                                                                                 200                    6,906

AIFUL                                                                                               450                   18,917

ALL NIPPON AIRWAYS                                                                                7,000  (a)              14,285

ALPS ELECTRIC                                                                                     2,000                   23,688

AMADA                                                                                             5,000                   15,427

AOYAMA TRADING                                                                                    1,200                   14,644

ASAHI BREWERIES                                                                                   6,000                   39,474

ASAHI KASEI                                                                                      16,900                   37,522

ASATSU-DK                                                                                           300                    5,179

AUTOBACS SEVEN                                                                                      100                    2,563

Ajinomoto                                                                                         7,800  (b)              80,031

Amano                                                                                             1,000                    6,269

Asahi Glass                                                                                      10,800                   64,618

Ashikaga Bank                                                                                     9,000  (a)              10,138

BANK OF FUKUOKA                                                                                   8,000                   29,516

BELLSYSTEM24                                                                                         20                    3,916

BRIDGESTONE                                                                                       8,400                  104,700

Bank of Yokohama                                                                                 12,000  (b)              50,249

Banyu Pharmaceutical                                                                              2,400                   21,941

Benesse                                                                                           1,000                   10,228

CANON                                                                                            11,100                  409,534

CAPCOM                                                                                              900                   17,080

CASIO COMPUTER                                                                                    2,000  (b)              10,513

CHUGAI PHARMACEUTICAL                                                                             2,128                   17,405

CSK                                                                                                 700                   16,941

Central Japan Railway                                                                                13                   78,630


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Chiba Bank                                                                                        9,000  (b)              28,504

Chubu Electric Power                                                                              9,700                  161,917

Citizen Watch                                                                                     4,000  (b)              20,962

Credit Saison                                                                                     1,800                   35,556

DAI NIPPON PRINTING                                                                               7,800                   79,713

DAICEL CHEMICAL INDUSTRIES                                                                        2,000                    5,877

DAIDO STEEL                                                                                         200                      222

DAIFUKU                                                                                           3,000                    8,130

DAIICHI PHARMACEUTICAL                                                                            3,000                   43,833

DAIKIN INDUSTRIES                                                                                 2,000  (b)              31,051

DAINIPPON INK AND CHEMICALS                                                                      12,000                   20,570

DAINIPPON SCREEN MANUFACTURING                                                                    2,000  (b)               7,379

DAITO TRUST CONSTRUCTION                                                                          1,100                   21,594

DENKI KAGAKU KOGYO KABUSHIKI KAISHA                                                               5,600                   10,651

DENSO                                                                                             6,700                  106,808

DOWA MINING                                                                                       3,000  (b)              12,587

Daiei                                                                                             2,000  (b)               2,449

Daimaru                                                                                           3,000                   10,211

Daiwa House Industry                                                                              5,400                   28,915

Daiwa Securities                                                                                 16,000                   74,704

EBARA                                                                                             3,000                    9,624

East Japan Railway                                                                                   44                  200,408

Eisai                                                                                             3,300                   71,247

FANUC                                                                                             1,500                   59,383

FAST RETAILING                                                                                      900                   27,843

FUJI ELECTRIC                                                                                     5,000                    9,020

FUJI MACHINE MANUFACTURING                                                                          700                    5,200

FUJI SOFT ABC                                                                                       400                    6,040

FUJISAWA PHARMACEUTICAL                                                                           3,000                   58,281

FUJITSU                                                                                          21,800                   70,644

FamilyMart                                                                                          600                   11,460

Fuji Photo Film                                                                                   6,200                  171,055

Fuji Television Network                                                                               4                   18,774

Fujikura                                                                                          3,000                    5,657

Furukawa Electric                                                                                 6,000                   10,824

GUNZE                                                                                             5,000                   19,713

Gunma Bank                                                                                        6,000                   27,084

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

HANKYU DEPARTMENT STORES                                                                          2,000                   10,889

HIROSE ELECTRIC                                                                                     400                   28,210

HONDA MOTOR                                                                                       8,900                  318,921

HOUSE FOODS                                                                                       1,220                   10,884

HOYA                                                                                              1,400                   96,106

Hitachi                                                                                          41,900                  163,824

Hitachi Software Engineering                                                                        200  (b)               4,791

Hitachi Zosen                                                                                    19,000  (a)               6,359

Hokuriku Bank                                                                                    14,000  (a)              20,798

ISHIHARA SANGYO KAISHA                                                                            8,000  (a)               9,338

ITO EN                                                                                              300  (b)               9,550

ITOCHU                                                                                           18,500                   38,356

ITOCHU TECHNO-SCIENCE                                                                               300                    4,958

ITO-YOKADO                                                                                        5,000                  155,905

Isetan                                                                                            2,000                   14,840

Ishikawajima-Harima Heavy Industries                                                             17,000                   17,484

JAPAN TOBACCO                                                                                        10                   64,240

JFE                                                                                               6,460                   78,884

JGC                                                                                               3,000                   16,725

JSR                                                                                               2,000                   16,521

Japan Airlines System                                                                            10,600  (b)              21,976

Joyo Bank                                                                                        11,462                   32,278

KAJIMA                                                                                           10,800  (b)              31,207

KAKEN PHARMACEUTICAL                                                                              1,000  (b)               4,293

KANDENKO                                                                                            105  (b)                 336

KANEBO                                                                                            6,000  (a)               7,052

KANEKA                                                                                            3,000                   16,040

KATOKICHI                                                                                           600                    8,228

KEIO ELECTRIC RAILWAY                                                                             8,000  (b)              42,772

KEYENCE                                                                                             400                   66,215

KIKKOMAN                                                                                          2,000                   11,934

KINDEN                                                                                            3,000                   11,142

KIRIN BREWERY                                                                                    10,000                   61,873

KOKUYO                                                                                            1,000                    8,065

KOMATSU                                                                                          19,600                   62,555

KOMORI                                                                                            1,000                   10,171

KONAMI                                                                                            1,200                   28,602


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

KONICA                                                                                            3,000                   20,374

KOYO SEIKO                                                                                        2,000  (b)               7,983

KUBOTA                                                                                           15,000                   37,834

KYOCERA                                                                                           2,200                  129,655

KYOWA EXEO                                                                                        1,000                    2,849

KYOWA HAKKO KOGYO                                                                                 5,000                   21,753

Kamigumi                                                                                          2,400                   10,481

Kansai Electric Power                                                                             9,299                  131,618

Kao                                                                                               8,000                  182,842

Kawasaki Heavy Industries                                                                        15,000  (a)              12,489

Kawasaki Kisen Kaisha                                                                             9,000                   12,562

Keihin Electric Express Railway                                                                   6,000  (b)              27,132

Kinki Nippon Railway                                                                             18,354  (b)              46,593

Kuraray                                                                                           4,000                   20,341

Kurita Water Industries                                                                           1,000                    8,489

Kyushu Electric Power                                                                             5,100                   69,438

LAWSON                                                                                            1,100                   27,296

MABUCHI MOTOR                                                                                       500                   44,405

MAEDA ROAD CONSTRUCTION                                                                             200                      722

MARUHA                                                                                              400                      353

MARUI                                                                                             4,000                   37,156

MEITEC                                                                                              500                   11,162

MINEBEA                                                                                           4,000                   18,154

MITSUBISHI GAS CHEMICAL                                                                           5,000                    5,714

MITSUBISHI MATERIALS                                                                             10,000  (a)              10,775

MITSUI & CO                                                                                      16,400                   77,509

MITSUMI ELECTRIC                                                                                  1,700  (b)              15,403

MORI SEIKI                                                                                          500                    2,645

MURATA MANUFACTURING                                                                              3,700                  174,867

Makita                                                                                            2,000                   12,783

Marubeni                                                                                         23,000  (a,b)            23,092

Matsushita Electric Industrial                                                                   30,995                  324,852

Matsushita Electric Works                                                                         7,000                   42,511

Meiji Dairies                                                                                     4,000  (b)              11,754

Meiji Seika Kaisha                                                                                6,000  (b)              15,084

Millea                                                                                               19                  141,907

Mitsubishi                                                                                       14,000  (b)              87,421

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Mitsubishi Chemical                                                                              22,200  (a)              38,416

Mitsubishi Electric                                                                              22,000  (a)              55,849

Mitsubishi Estate                                                                                12,000                   89,723

Mitsubishi Heavy Industries                                                                      39,700                   84,254

Mitsubishi Logistics                                                                              2,000  (b)               9,877

Mitsubishi Paper Mills                                                                            7,000  (a)               6,571

Mitsubishi Rayon                                                                                  7,000                   14,570

Mitsubishi Tokyo Financial                                                                           48                  313,052

Mitsui Chemicals                                                                                  9,000                   31,516

Mitsui Engineering & Shipbuilding                                                                11,000  (a)              10,775

Mitsui Fudosan                                                                                    9,000                   68,982

Mitsui Mining & Smelting                                                                          7,000                   13,142

Mitsui O.S.K Lines                                                                                8,000                   13,844

Mitsui Sumitomo Insurance                                                                        18,230                   75,741

Mitsui Trust                                                                                      9,380  (b)              16,921

Mitsukoshi                                                                                        5,000  (b)              11,958

Mizuho                                                                                               85                  129,051

NAMCO                                                                                               700                   11,159

NEC                                                                                              19,800                   72,729

NGK INSULATORS                                                                                    4,000                   22,659

NGK SPARK PLUG                                                                                    2,000                   14,301

NICHIREI                                                                                          4,000                   12,832

NIDEC                                                                                               500  (b)              30,365

NIKON                                                                                             3,600  (a)              25,154

NIPPON MEAT PACKERS                                                                               2,000                   16,815

NIPPON MINING                                                                                     6,800  (b)               9,602

NIPPON OIL                                                                                       19,800                   76,446

NIPPON SHOKUBAI                                                                                   3,000                   13,395

NIPPON STEEL                                                                                     73,100                   83,536

NIPPON TELEGRAPH AND TELEPHONE                                                                       79                  289,536

NISSAN MOTOR                                                                                     31,000                  238,111

NISSHINBO INDUSTRIES                                                                              2,000                    7,803

NITTO DENKO                                                                                       1,700                   44,821

NORITAKE                                                                                          3,000                    8,179

NSK                                                                                               7,000                   16,856

NTN                                                                                               4,000  (b)              13,452

NTT Data                                                                                             19  (b)              57,383


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

NTT DoCoMo                                                                                          246                  453,808

Net One Systems                                                                                       2                    7,559

Nikko Cordial                                                                                    18,000                   72,141

Nintendo                                                                                          1,500                  144,478

Nippon COMSYS                                                                                     1,000                    4,040

Nippon Express                                                                                   12,000                   48,976

Nippon Light Metal                                                                                  400                      317

Nippon Sheet Glass                                                                                6,000                   10,579

Nippon Unipac                                                                                        11                   50,551

Nippon Yusen Kabushiki Kaisha                                                                    13,800                   40,890

Nishimatsu Construction                                                                           5,000  (b)              14,407

Nisshin Seifun                                                                                    2,000                   13,615

Nissin Food Products                                                                              1,600                   31,801

Nomura                                                                                           26,000                  299,241

OBAYASHI                                                                                          9,000                   19,468

OBIC                                                                                                100                   15,501

OJI PAPER                                                                                        11,000                   47,498

OKUMURA                                                                                           3,000                    8,816

OLYMPUS OPTICAL                                                                                   3,000                   45,523

OMRON                                                                                             3,000                   35,507

ONWARD KASHIYAMA                                                                                  2,000                   16,668

ORACLE                                                                                              300                    7,273

ORIENTAL LAND                                                                                       600                   34,479

ORIX                                                                                              1,040                   58,829

OSAKA GAS                                                                                        28,000                   67,880

Oki Electric Industry                                                                             7,000  (a)               9,771

PIONEER                                                                                           2,000                   34,120

Promise                                                                                           1,200                   38,887

RICOH                                                                                             9,000                  160,885

ROHM                                                                                              1,500                  188,923

Resona                                                                                           54,000                   30,855

SANDEN                                                                                            4,000                   11,166

SANKYO                                                                                            5,000                   58,934

SANYO ELECTRIC                                                                                   21,000                   56,395

SAPPORO BREWERIES                                                                                 5,000  (b)               8,734

SECOM                                                                                             3,000                  106,032

SEGA                                                                                              1,400  (b)              16,913

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

SEIYU                                                                                             3,000  (b)               8,987

SEVEN-ELEVEN JAPAN                                                                                5,000                  141,213

SHIMACHU                                                                                            400                    7,705

SHIMAMURA                                                                                           300                   19,198

SHIMANO                                                                                             800                   11,787

SHIMIZU                                                                                           9,000                   27,035

SHIZUOKA BANK                                                                                     8,400  (b)              52,316

SHOWA SHELL SEKIYU                                                                                3,000                   16,970

SKYLARK                                                                                           1,000                   16,652

SMC                                                                                                 700                   55,424

SOFTBANK                                                                                          2,700  (b)              20,540

SONY                                                                                             12,180                  523,946

SUMITOMO                                                                                         10,000                   43,343

SUMITOMO CHEMICAL                                                                                15,000                   44,935

SUMITOMO HEAVY INDUSTRIES                                                                        12,000  (a)               8,032

SURUGA BANK                                                                                       2,000                    8,081

SUZUKEN                                                                                             600                   16,162

Sanrio                                                                                              600                    3,384

Sanwa Shutter                                                                                       200                      535

Seino Transportation                                                                              2,000                   11,966

Sekisui Chemical                                                                                  7,000                   18,456

Sekisui House                                                                                     7,000                   51,482

77 Bank                                                                                           4,000                   15,476

Sharp                                                                                            12,000                  100,890

Shin-Etsu Chemical                                                                                5,800                  178,957

Shionogi & Co.                                                                                    4,000                   45,874

Shiseido                                                                                          5,000                   55,587

Showa Denko                                                                                      10,000  (a)              11,999

Snow Brand Milk Products                                                                          3,750  (a,b)             5,846

Sompo Japan Insurance                                                                            12,000                   62,689

Stanley Electric                                                                                  2,000                   22,904

Sumitomo Bakelite                                                                                 2,000                    8,032

Sumitomo Electric Industries                                                                      7,800                   39,602

Sumitomo Forestry                                                                                 3,000                   17,117

Sumitomo Metal Industries                                                                        27,000  (a)               9,697

Sumitomo Metal Mining                                                                             5,000                   16,693

Sumitomo Mitsui Banking                                                                          53,467                  221,270


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Sumitomo Osaka Cement                                                                             4,000                    4,571

Sumitomo Realty & Development                                                                     6,000  (b)              29,679

Sumitomo Trust and Banking                                                                       13,000                   59,424

TAIHEIYO CEMENT                                                                                  14,000  (b)              18,856

TAISEI                                                                                            9,000  (b)              16,015

TAISHO PHARMACEUTICAL                                                                             2,000                   31,328

TAKARA                                                                                            2,000  (b)               9,975

TAKEFUJI                                                                                          1,050                   44,054

TAKUMA                                                                                            1,000                    6,701

TDK                                                                                               2,200                   86,377

TEIJIN                                                                                           11,000  (b)              25,769

TEIKOKU OIL                                                                                       4,000                   14,399

TERUMO                                                                                            2,300                   31,615

THK                                                                                                 900  (b)               9,168

TIS                                                                                                 500                    6,310

TOBU RAILWAY                                                                                     12,000  (b)              29,679

TODA                                                                                              3,000                    5,314

TOHO                                                                                              1,900                   19,216

TOKYO BROADCASTING SYSTEM                                                                         1,000                   13,713

TOKYO GAS                                                                                        33,000                   96,433

TOKYO STYLE                                                                                       1,000                    8,008

TOKYU                                                                                            12,820                   44,997

TOPPAN PRINTING                                                                                   8,000                   59,489

TORAY INDUSTRIES                                                                                 17,000                   36,495

TOSHIBA                                                                                          37,000  (a)              92,719

TOSOH                                                                                             6,000                   12,734

TOTO                                                                                              4,000                   12,538

TOYO SEIKAN KAISHA                                                                                2,000                   20,717

TOYOBO                                                                                            8,200                   10,375

TOYOTA GOSEI                                                                                        800  (b)              14,366

TOYOTA INDUSTRIES                                                                                 2,100                   31,386

TRANS COSMOS                                                                                        300                    3,769

Taiyo Yuden                                                                                       1,100                   13,091

Takashimaya                                                                                       4,000                   16,717

Takeda Chemical Industries                                                                       11,800                  490,262

Tohoku Electric Power                                                                             6,000                   79,830

Tokyo Electric Power                                                                             16,972                  313,783

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Tokyo Electron                                                                                    2,100  (b)              84,679

TonenGeneral Sekiyu                                                                               7,000                   43,939

Tostem Inax                                                                                       3,424                   46,115

Toyota Motor                                                                                     33,414                  812,780

Trend Micro                                                                                       1,000  (a)              22,855

UFJ                                                                                                  44  (a,b)            66,444

UNI-CHARM                                                                                           600                   22,186

UNY                                                                                               2,000                   19,623

USHIO                                                                                             1,000                   10,456

Ube Industries                                                                                    7,600  (a)               8,313

WACOAL                                                                                            2,000                   16,929

WORLD                                                                                               500                   10,713

West Japan Railway                                                                                   15                   48,608

YAKULT HONSHA                                                                                     2,000                   24,308

YAMADA DENKI                                                                                      1,200  (b)              29,581

YAMAHA                                                                                            2,000  (b)              17,239

YAMATO TRANSPORT                                                                                  5,400                   76,916

YAMAZAKI BAKING                                                                                   2,000                   10,873

YOKOGAWA ELECTRIC                                                                                 2,900                   15,363

Yamanouchi Pharmaceutical                                                                         4,000                   97,951

                                                                                                                      15,636,578

LUXEMBOURG--.1%

Arcelor                                                                                           4,665                   50,401

NETHERLANDS--5.1%

ABN AMRO                                                                                         20,029                  294,149

ASML                                                                                              7,230                   63,365

Aegon                                                                                            13,233                  179,403

Akzo Nobel                                                                                        4,645  (a)             138,918

Buhrmann                                                                                          1,227                    4,629

Getronics                                                                                         4,522  (a)               5,553

Hagemeyer                                                                                         1,242                    9,409

Heineken                                                                                          2,727                  109,561

IHC Caland                                                                                          374                   16,593

ING Groep                                                                                        23,402                  391,426

Koninklijke Ahold                                                                                 9,254                  116,386

Koninklijke Luchtvaart Maatschappij                                                                 650                    7,596

Koninklijke (Royal) KPN                                                                          23,519  (a)             149,062


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS (CONTINUED)

Koninklijke Numico                                                                                2,632                   41,964

Koninkiljke (Royal) Philips Electronics                                                          17,979                  322,263

Koninklijke Vendex                                                                                1,357                   12,820

Oce                                                                                               1,000                    9,952

Reed Elsevier                                                                                     8,950                  111,587

Royal Dutch Petroleum                                                                            30,127                1,303,183

STMicroelectronics                                                                                8,685                  172,445

TPG                                                                                               4,908                   79,516

Unilever                                                                                          8,156                  522,978

VNU                                                                                               3,246                   87,145

Vedior                                                                                            1,381                    8,411

Wolters Kluwer                                                                                    3,504                   61,454

                                                                                                                       4,219,768

NEW ZEALAND--.2%

Auckland International Airport                                                                    2,592                    6,830

Carter Holt Harvey                                                                               15,900                   12,756

Contact Energy                                                                                    8,900                   16,573

Fisher & Paykel Appliances                                                                        2,392                   12,758

Fletcher Building                                                                                 7,610                   11,359

Telecom Corporation of New Zealand                                                               20,851                   51,297

Warehouse                                                                                         5,200                   18,406

                                                                                                                         129,979

NORWAY--.5%

Bergesen                                                                                            300                    5,789

DnB                                                                                               6,800                   31,364

Elkem                                                                                               400                    9,789

Frontline                                                                                           600                    3,614

Gjensidige NOR                                                                                      800                   24,850

Kvaerner                                                                                          8,334  (a,b)             3,620

Merkantildata                                                                                     4,000  (a)               2,544

Norsk Hydro                                                                                       2,174                   83,755

Norske Skogindustrier                                                                             1,250                   16,473

Opticom                                                                                             200  (a)               2,219

Orkla                                                                                             2,969                   47,110

Petroleum Geo-Services                                                                            2,000  (a,b)             1,033

SAS                                                                                               1,030  (a)               5,956

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORWAY (CONTINUED)

Schibsted                                                                                           500                    4,774

Smedvig, Cl. A                                                                                      400                    1,850

Statoil                                                                                           8,875                   64,445

Storebrand                                                                                        3,200                   11,489

Tandberg                                                                                          1,400  (a)              15,155

Telenor                                                                                           6,081                   21,669

Tomra Systems                                                                                     2,550                   18,688

                                                                                                                         376,186

PORTUGAL--.3%

BPI                                                                                               7,914                   15,910

Banco Comercial Portugues                                                                        22,304  (b)              46,826

Banco Espirito Santo                                                                              1,744  (b)              18,566

Brisa-Auto Estradas de Portugal                                                                   5,200                   26,520

CIMPOR                                                                                              689                   11,122

EDP                                                                                              27,400                   41,787

Jeronimo Martins                                                                                  1,200  (a,b)             7,189

Portugal Telecom                                                                                 13,134                   79,340

Sonae                                                                                            19,560  (a)               7,361

                                                                                                                         254,621

SINGAPORE--.8%

Capitaland                                                                                       24,000                   17,398

Chartered Semiconductor Manufacturing                                                            11,000  (a,b)             5,638

Chartered Semiconductor Manufacturing (Rights)                                                    5,280                       15

City Developments                                                                                 7,000                   18,554

Creative Technology                                                                               1,000                    7,532

Cycle & Carriage                                                                                  4,026  (b)               8,664

DBS                                                                                              15,059                  105,755

Fraser & Neave                                                                                    2,700                   11,774

Keppel                                                                                           11,500                   28,657

Neptune Orient Lines                                                                             19,000  (a)               7,909

Oversea-Chinese Banking                                                                          14,143                   83,303

Overseas Union Enterprise                                                                         1,000                    3,625

SembCorp Industries                                                                              16,037                    9,355

Singapore Airlines                                                                                7,000                   43,609

Singapore Press                                                                                   4,900                   54,947

Singapore Technologies Engineering                                                               23,000                   24,098

Singapore Telecommunications                                                                     75,900                   61,900


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SINGAPORE (CONTINUED)

United Overseas Bank                                                                             16,112                  122,275

United Overseas Land                                                                             10,000                    9,628

Venture                                                                                           3,000                   22,427

                                                                                                                         647,063

SPAIN--2.8%

ACS                                                                                                 550  (b)              15,251

Accinona                                                                                            200                    7,724

Acerinox                                                                                            670  (b)              23,806

Acesa Infraestructuras                                                                            2,475  (b)              25,981

Altadis                                                                                           4,081                   86,092

Amadeus Global Travel Distribution                                                                2,000                    9,863

Banco Bilbao Vizcaya Argentaria                                                                  44,367                  422,670

Banco Santander Cental Hispano                                                                   60,541                  371,114

Corporacion Mapfre                                                                                1,900                   12,851

Endesa                                                                                           12,405  (b)             128,129

Fomento de Construcciones y Contratas                                                               731                   15,065

Gas Natural SDG                                                                                   3,060                   51,364

Grupo Dragados                                                                                    2,040  (b)              29,515

Grupo Ferrovial                                                                                     900                   20,945

Iberdrola                                                                                        10,700                  127,155

Industria de Diseno Textil                                                                        3,108                   69,867

Metrovacesa                                                                                         420                    8,215

NH Hoteles                                                                                        2,500  (a)              20,920

Promotora de Informaciones                                                                        1,300                    9,012

Repsol YPF                                                                                       12,800                  144,758

Sociedad General de Aguas de Barcelona                                                            1,318                   11,786

Sol Melia                                                                                         1,541  (b)               6,623

Telefonica                                                                                       64,785  (a)             614,620

Telefonica Publicidad e Informacion                                                               1,800                    6,399

TelePizza                                                                                         1,000  (a,b)               911

Terra Networks                                                                                    4,440  (a,b)            21,545

Union Fenosa                                                                                      3,519  (b)              36,905

Vallehermoso                                                                                      1,470  (b)              12,083

Zeltia                                                                                            1,600  (a,b)            10,521

                                                                                                                       2,321,690

SWEDEN--1.7%

Assa Abloy, Cl. B                                                                                 4,200                   41,485

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SWEDEN (CONTINUED)

Atlas Copco, Cl. A                                                                                1,500                   31,433

Atlas Copco, Cl. B                                                                                1,000                   19,591

Drott, Cl. B                                                                                      1,800                   16,699

Electrolux, Cl. B                                                                                 4,000                   60,683

Eniro                                                                                             4,000                   24,229

Gambro, Cl. A                                                                                     3,532                   18,388

Hennes & Mauritz, Cl. B                                                                           6,500                  126,277

Holmen, Cl. B                                                                                       900                   22,396

Modern Times, Cl. B                                                                                 600  (a)               6,090

Nordea                                                                                           37,252                  151,860

OM                                                                                                  550                    2,983

SAS                                                                                               1,500  (a)               8,841

SKF, Cl. A                                                                                          818                   20,534

SKF, Cl. B                                                                                          500                   12,524

SSAB Svenskt Stal, Ser. A                                                                           900                    9,135

Sandvik                                                                                           3,127                   74,400

Sapa                                                                                                600                   10,347

Securitas, Cl. B                                                                                  4,120                   57,332

Skandia Forsakrings                                                                              11,890  (b)              27,900

Skandinaviska Enskilda Banken, Cl. A                                                              6,720                   58,308

Skanska, Cl. B                                                                                    5,600                   27,993

Svenska Cellulosa, Cl. B                                                                          2,670                   81,594

Svenska Handelsbanken, Cl. A                                                                      7,600                   97,049

Svenska Handelsbanken, Cl. B                                                                        600                    7,269

Swedish Match                                                                                     4,564                   32,876

Telefonaktiebolaget LM Ericsson, Cl. B                                                          214,920  (a)             173,580

Tele2, Cl. B                                                                                      1,275  (a,b)            29,223

Telia                                                                                            12,700  (b)              41,306

Trelleborg, Cl. B                                                                                 1,200                    9,757

Volvo, Cl. A                                                                                      1,522                   21,927

Volvo, Cl. B                                                                                      3,125                   47,067

WM-data, Cl. B                                                                                    5,000                    5,102

                                                                                                                       1,376,178

SWITZERLAND--7.4%

ABB                                                                                              13,158  (a)              17,559

Adecco                                                                                            1,654                   64,986

Centerpulse                                                                                         164  (a)              26,552


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SWITZERLAND (CONTINUED)

Ciba Specialty Chemicals                                                                          1,000                   70,451

Clariant                                                                                          2,200                   34,650

Compagnie Financiere Richemont                                                                    7,630  (b)             131,801

Credit Suisse                                                                                    15,370  (a)             293,615

Forbo                                                                                                20                    5,853

Georg Fischer                                                                                        30                    3,404

Givaudan                                                                                             82                   34,329

Holcim                                                                                              379                   58,408

Kudelski                                                                                            435  (a)               6,616

Kuoni Reisen                                                                                         30  (a)               4,085

Logitech International                                                                              516  (a)              16,953

Lonza                                                                                               480                   29,183

Nestle                                                                                            5,558                1,191,645

Nobel Biocare                                                                                       200  (a)              11,111

Novartis                                                                                         38,616                1,472,755

Phonak                                                                                              350                    2,798

PubliGroupe                                                                                          40  (a)               6,097

Roche Holding AG--Genusss                                                                        10,340                  731,967

Roche Holding (Bearer)                                                                              750                   89,927

SGS Societe Generale de Surveillance                                                                 65                   19,066

Schindler (Part. Cert)                                                                               50                    8,569

Serono                                                                                               93                   51,912

Sulzer                                                                                               22  (a)               2,690

Swatch (Bearer)                                                                                     420                   34,284

Swatch (Reg'd)                                                                                    1,320                   21,684

Swiss Re                                                                                          4,214                  292,599

Swisscom                                                                                            375                  111,519

Syngenta                                                                                          1,509                   89,802

Synthes-Stratec                                                                                      71                   42,951

Tecan                                                                                               150                    4,623

UBS                                                                                              17,695  (a)             843,275

Unaxis                                                                                              100                    5,988

Valora                                                                                               49                    8,464

Zurich Financial Services                                                                         2,022  (b)             190,393

Zurich Financial Services (Rights)                                                                  972                   27,062

                                                                                                                       6,059,626

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM--25.1%

AMEC                                                                                              3,500                   11,403

ARM                                                                                              13,750  (a)              12,154

AWG                                                                                               2,168  (a)              13,160

AWG--Redemption Shares                                                                        1,082,328                    1,355

Aegis                                                                                            14,500                   15,653

Aggreko                                                                                           3,100                    5,820

Amersham                                                                                         10,690                   96,500

Amey                                                                                              2,700                    1,204

Amvescap                                                                                          9,350                   57,927

Associated British Ports                                                                          4,300                   26,811

AstraZeneca                                                                                      24,652                  919,848

Aviva                                                                                            31,092                  238,353

BAA                                                                                              15,560                  138,880

BAE SYSTEMS                                                                                      41,581                  121,162

BBA                                                                                               6,007                   16,634

BG                                                                                               49,153                  196,095

BHP Billiton                                                                                     33,227                  162,189

BOC                                                                                               7,673                  107,920

BP                                                                                              316,664                2,031,225

BPB                                                                                               5,700                   25,148

BT                                                                                              121,639                  345,402

BTG                                                                                               1,655  (a)               2,719

Balfour Beatty                                                                                    6,400                   15,570

Barclays                                                                                         95,216                  658,427

Barratt Developments                                                                              3,100                   19,885

Berkeley                                                                                          1,755                   16,255

Boots                                                                                            11,513                  107,172

Brambles Industries                                                                              10,050                   33,019

British Airways                                                                                   9,250  (a)              19,139

British American Tobacco                                                                         23,226                  237,644

British Land                                                                                      6,900                   48,362

British Sky Broadcasting                                                                         17,106  (a)             161,511

Bunzl                                                                                             5,923                   42,163

CMG                                                                                               9,033                   10,175

Cable & Wireless                                                                                 34,333                   79,497

Cadbury Schweppes                                                                                28,529                  185,676

Canary Wharf                                                                                      7,700  (a,b)            45,175


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Capita                                                                                            9,000                   31,540

Carlton Communications                                                                            9,078                   17,753

Celltech                                                                                          3,820  (a)              20,917

Centrica                                                                                         66,065                  188,113

Chubb                                                                                            12,250                   16,865

Close Brothers                                                                                    1,914                   16,320

Compass                                                                                          32,055                  142,050

Corus                                                                                            42,022  (a)              27,941

Daily Mail and General Trust                                                                      5,000                   43,806

De La Rue                                                                                         2,707                   10,672

Diageo                                                                                           45,433                  512,131

Dixons                                                                                           25,669                   76,503

EMI                                                                                              10,600                   31,260

Electrocomponents                                                                                 5,200                   22,088

Exel                                                                                              3,912                   40,211

FKI                                                                                               8,710                    9,539

FirstGroup                                                                                        5,500                   18,672

GKN                                                                                              10,550                   36,560

GUS                                                                                              13,260                  119,804

George Wimpey                                                                                     5,200                   22,372

GlaxoSmithKline                                                                                  85,782  (b)           1,637,312

Granada                                                                                          35,920                   41,305

Great Portland Estates                                                                            5,400                   20,614

HBOS                                                                                             52,725                  583,604

HSBC                                                                                            132,731                1,478,522

Hammerson                                                                                         3,700                   28,364

Hanson                                                                                            9,977                   45,266

Hays                                                                                             22,570                   31,691

Hilton                                                                                           22,099                   60,159

IMI                                                                                               5,900                   24,184

Imperial Chemical Industries                                                                     15,675                   61,554

Imperial Tobacco                                                                                 10,186                  159,360

International Power                                                                              14,403  (a)              22,421

Invensys                                                                                         44,309                   44,366

J Sainbury                                                                                       21,750                   96,129

Johnson Matthey                                                                                   2,862                   38,686

Kelda                                                                                             6,733                   39,818

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Kidde                                                                                             9,000                    9,434

Kingfisher                                                                                       37,931                  132,632

Land Securities                                                                                   6,045                   72,491

Legal & General                                                                                  93,371                  162,148

Lloyds TSB                                                                                       80,396                  691,787

Logica                                                                                            5,657  (b)              13,807

Man                                                                                               3,935                   58,608

Marks & Spencer                                                                                  32,805                  192,078

Misys                                                                                             8,027                   26,215

MyTravel                                                                                          5,065  (b)               1,327

National Grid Transco                                                                            45,668                  325,087

Next                                                                                              4,727                   65,819

Novar                                                                                             7,400                   11,930

P & O Princess Cruises                                                                            9,073                   66,573

Pearson                                                                                          11,931                  127,302

Peninsular and Oriental Steam Navigation                                                          9,073                   27,005

Pilkington                                                                                       16,105                   14,614

Provident Financial                                                                               3,264                   34,954

Prudential                                                                                       28,288                  202,253

RMC                                                                                               3,796                   24,052

Rank                                                                                              7,746                   35,871

Reckitt Benckiser                                                                                 7,307                  132,609

Reed Elsevier                                                                                    18,185                  160,603

Rentokil Initial                                                                                 25,500                   86,472

Reuters                                                                                          18,743                   55,275

Rexam                                                                                             6,100                   38,961

Rio Tinto                                                                                        15,229                  275,188

Rolls-Royce                                                                                      22,600                   36,860

Royal & Sun Alliance                                                                             17,974  (b)              32,620

Royal Bank of Scotland                                                                           39,532                  930,191

SABMiller                                                                                        11,800                   79,752

SSL International                                                                                 1,900                   10,508

Safeway                                                                                          16,240                   56,405

Sage                                                                                             15,608                   35,651

Schroders                                                                                         2,215                   20,255

Scottish & Newcastle                                                                             10,827                   83,847

Scottish & Southern Energy                                                                       12,109                  120,108


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Scottish Power                                                                                   26,637                  146,274

Securicor                                                                                         8,900                   14,620

Serco                                                                                             5,682                   13,290

Severn Trent                                                                                      4,888                   50,472

Shell Transport & Trading                                                                       138,675                  891,151

Signet                                                                                           27,343                   38,073

Six Continents                                                                                   13,153                  106,799

Slough Estates                                                                                    6,000                   30,508

Smith & Nephew                                                                                   13,789                   81,977

Smiths                                                                                            8,570                   98,346

Spirent                                                                                          11,162                    2,188

Stagecoach                                                                                       12,000                    2,769

Tate & Lyle                                                                                       5,102                   26,940

Taylor Woodrow                                                                                    6,900                   20,565

Tesco                                                                                           100,396                  311,390

3i                                                                                                8,013                   62,556

Unilever                                                                                         38,733                  382,675

United Business Media                                                                             3,894                   15,596

United Utilities                                                                                  7,201                   66,582

Vodafone                                                                                        961,600                1,545,795

WPP                                                                                              17,230                  116,856

Whitbread                                                                                         4,554                   38,937

Wolseley                                                                                          7,234                   60,549

                                                                                                                      20,621,904

TOTAL COMMON STOCKS

   (cost $90,666,447)                                                                                                 73,740,805
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.4%
--------------------------------------------------------------------------------

AUSTRALIA--.2%

News                                                                                             28,278                  139,679

GERMANY--.2%

Fresenius Medical Care                                                                              300                    7,353

Henkel KGaA                                                                                         800                   50,941

Hugo Boss                                                                                           600                    5,823

Porsche                                                                                             100                   47,732

ProSiebenSat.1 Media                                                                              1,500                    9,804

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

PREFERRED STOCKS (CONTINUED)                                                                     Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

RWE                                                                                                 546                   13,680

Volkswagen                                                                                        1,490                   40,061

Wella                                                                                               450                   23,619

                                                                                                                         199,013

ITALY--0%

Fiat                                                                                              1,100  (b)               4,980

TOTAL PREFERRED STOCKS

   (cost $408,719)                                                                                                       343,672
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--10.9%
--------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     2,966,667  (c)           2,966,667

Dreyfus Institutional Cash Advantage Plus Fund                                                2,966,667  (c)           2,966,667

Dreyfus Institutional Preferred Plus Money Market Fund                                        2,966,666  (c)           2,966,666

TOTAL OTHER INVESTMENTS

   (cost $8,900,000)                                                                                                   8,900,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--1.2%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

  1.61%, 12/12/2002

   (cost $973,206)                                                                              975,000  (d)             973,460
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $100,948,372)                                                             102.3%              83,957,937

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (2.3%)             (1,866,843)

NET ASSETS                                                                                        100.0%              82,091,094

(A) NON-INCOME PRODUCING.

(B)  A PORTION OF THESE SECURITIES ARE ON LOAN. AT OCTOBER 31, 2002, THE TOTAL
MARKET VALUE OF THE PORTFOLIO'S SECURITIES ON LOAN IS $3,631,255 AND THE TOTAL
MARKET VALUE OF THE COLLATERAL HELD BY THE PORTFOLIO IS $3,822,725.

(C)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(D).

(D)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

October 31, 2002

                                                                                                                       Unrealized

                                                                Market Value                                         Appreciation

                                                                  Covered by                                        (Depreciation)

                                            Contracts           Contracts ($)             Expiration             at 10/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

CAC 40                                              2                 62,290           November 2002                        2,507

DJ Euro STOXX 50                                   97              2,418,768           December 2002                      211,795

DJ STOXX 50                                        17                430,979           December 2002                       13,759

Financial Times 100                                35              2,205,358           December 2002                       56,019

Morgan Stanley Capital
   International Pan-Euro                          85              1,280,309           December 2002                       55,305

S&P ASX 200                                         6                253,913           December 2002                        2,253

TOPIX                                              30              2,104,726           December 2002                      (65,714)

                                                                                                                          275,924

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                                Cost      Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments 100,948,372  83,957,937

Cash                                                                    148,247

Cash denominated in foreign currencies                       285,796    289,783

Collateral for securities loaned--Note 1(c)                           3,822,725

Dividends and interest receivable                                       152,207

Net unrealized appreciation on foward currency
  exchange contracts--Note 4                                             92,707

Receivable for shares of Common Stock subscribed                         68,135

Receivable for futures variation margin--Note 4                          30,835

                                                                     88,562,576
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            39,586

Liability for securities loaned--Note 1(c)                            3,822,725

Payable for investment securities purchased                           1,743,760

Payable for shares of Common Stock redeemed                             865,411

                                                                      6,471,482
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       82,091,094
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     111,753,252

Accumulated undistributed investment income--net                      1,454,803

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                 (14,533,983)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions
  (including $275,924 net unrealized appreciation
  on financial futures)                                             (16,582,978)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       82,091,094
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(200 million shares of $.001 par value Common Stock authorized)       9,235,127

NET ASSET VALUE, offering and redemption price per share--Note 3(c) ($)    8.89

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $184,776 foreign taxes withheld at source)    1,567,252

Interest                                                                33,721

Income from securities lending                                          44,054

TOTAL INCOME                                                         1,645,027

EXPENSES:

Management fee--Note 3(a)                                              281,932

Shareholder servicing costs--Note 3(b)                                 201,380

Loan commitment fees--Note 2                                               143

TOTAL EXPENSES                                                         483,455

INVESTMENT INCOME--NET                                               1,161,572
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        (5,838,355)

Net realized gain (loss) on forward currency exchange contracts        282,727

Net realized gain (loss) on financial futures                       (1,878,161)

NET REALIZED GAIN (LOSS)                                            (7,433,789)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions (including $219,281
  net unrealized appreciation on financial futures)                 (5,466,179)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (12,899,968)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (11,738,396)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                             -----------------------------------

                                                     2002                  2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,161,572               830,921

Net realized gain (loss) on investments        (7,433,789)           (6,405,375)

Net unrealized appreciation (depreciation)
   on investments                              (5,466,179)          (14,363,891)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (11,738,396)          (19,938,345)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                           (842,448)                   --
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 159,214,473            92,729,823

Dividends reinvested                              654,324                    --

Cost of shares redeemed                      (137,547,364)          (52,134,369)

Redemption fee                                      6,537                68,132

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             22,327,970            40,663,586

TOTAL INCREASE (DECREASE) IN NET ASSETS         9,747,126            20,725,241
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            72,343,968            51,618,727

END OF PERIOD                                  82,091,094            72,343,968

Undistributed investment income--net            1,454,803               921,692
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    15,845,097             7,335,885

Shares issued for dividends reinvested             61,729                    --

Shares redeemed                               (13,495,421)           (4,152,606)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,411,405             3,183,279

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                      Year Ended October 31,
                                                           -------------------------------------------------------------------------

                                                                 2002           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.60          14.18          14.95          12.25         11.27

Investment Operations:

Investment income--net                                            .15(a)         .15(a)         .19(a)         .17(a)        .12

Net realized and unrealized
   gain (loss) on investments                                   (1.73)         (3.74)          (.78)          2.62           .96

Total from Investment Operations                                (1.58)         (3.59)          (.59)          2.79          1.08

Distributions:

Dividends from investment income--net                            (.13)            --           (.18)          (.09)         (.10)

Redemption fee reimbursement                                      .00(b)         .01            .00(b)          --            --

Net asset value, end of period                                   8.89          10.60          14.18          14.95         12.25
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (15.12)        (25.25)         (4.09)         22.87          9.68
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .60            .60            .60            .60           .60

Ratio of net investment income
   to average net assets                                         1.44           1.26           1.21           1.27          1.32

Portfolio Turnover Rate                                         24.12          30.02          15.32           9.01         22.62
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          82,091         72,344         51,619         37,504        24,887

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus International Stock Index Fund (the "fund" ) is a separate non-diversified series of Dreyfus Index Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series including the fund. The fund's investment objective is to provide investment results that correspond to the net dividend and total return performance of equity securities of international issuers in the aggregate, as represented by the Morgan Stanley Capital International Europe, Australia, Far East (Free) Index. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares,
which    are    sold    to    the    public    without    a    sales   charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the
direction    of    the    Board    of    Directors.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued
at    the    forward    rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held or sold. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be
maintained   at  all  times.  Cash  collateral  is  invested  in  cer  The  Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

tain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,629,302, accumulated capital losses $8,991,103 and unrealized depreciation $22,300,357.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $58,106 of the carryover expires in fiscal 2005, $167,514 expires in fiscal 2006, $2,874,348 expires in fiscal 2009 and $5,891,135 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2002 and October 31, 2001, respectively, were as follows: ordinary income $842,448 and $0.


During the period ended October 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $213,987, decreased net realized gain (loss) on investments by $162,206 and decreased paid-in capital by $51,781. Net assets were not affected by this reclassification

NOTE 2--Bank Line Of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Management Agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .35 of 1% of the value of the fund's average daily net assets, and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all the expenses of the fund, except management fees, brokerage commissions, taxes, commitment fees, interest, Shareholder Services Plan fees, fees and expenses of non-interested Board Members (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Board Members (including counsel fees) . Each Board member also serves as a Board Member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $25,000 and an attendance fee of $4,000
for    each    in    person    meeting    and     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

$500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . Subject to the Company' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. Amounts required to be paid by the Company directly to the non-interested Board members, that were applied to offset a portion of the management fee payable to the Manager were in fact paid directly by the Manager to the non-interested Board members.

(B) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services, a fee at the annual rate of .25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2002, the fund was charged $201,380 pursuant to the Shareholder Services Plan.

(C) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made
through    the    use    of    the    fund'   s    exchange    privilege.

(D) Commencing June 13, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests it available cash balances in
affiliated    money    market    funds    as    shown    in

the fund' s Statement of Investments. Management fees are not charged to these accounts. The fund derived $21,182 in income from these investments, which is included as dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward currency exchange contracts and financial futures, during the period ended October 31, 2002, amounted to $34,207,104 and $18,391,660, respectively.

The fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The following summarizes open forward currency exchange contracts at October 31, 2002:

                                                         FOREIGN                                                        UNREALIZED
    FORWARD CURRENCY                                     CURRENCY                                                      APPRECIATION
    EXCHANGE CONTRACTS                                    AMOUNTS            COST ($)           VALUE ($)         (DEPRECIATION) ($)
------------------------------------------------------------------------------------------------------------------------------------
PURCHASES:

Australian Dollars,
    expiring 11/1/2002                                    157,201             87,586              87,247                       (339)

Australian Dollars,
    expiring 12/19/2002                                   440,493            238,219             243,460                      5,241

Australian Dollars,
    expiring 11/6/2002                                    127,778             70,893              70,893                          0

British Pounds,
    expiring 11/1/2002                                    176,350            275,002             275,899                        897

British Pounds,
    expiring 11/5/2002                                    112,510            176,011             176,011                          0

British Pounds,
    expiring 12/19/2002                                 1,635,734          2,535,876           2,551,729                     15,853

Euro, expiring 11/1/2002                                  240,366            236,873             238,034                      1,161

Euro, expiring 11/4/2002                                   74,639             73,682              73,909                        227

Euro, expiring 11/5/2002                                  143,057            141,635             141,635                          0

Euro, expiring 11/6/2002                                   18,699             18,512              18,512                          0

Euro, expiring 12/19/2002                               4,311,226          4,212,392           4,260,785                     48,393

Hong Kong Dollar,
    expiring 11/04/2002                                    97,597             12,514              12,514                          0

Japanese Yen,
    expiring 11/1/2002                                 26,790,390            218,763             218,679                        (84)

Japanese Yen,
    expiring 11/6/2003                                 19,758,876            161,319             161,319                          0

Japanese Yen,
    expiring 12/19/2002                               292,837,776          2,374,932           2,395,401                     20,469

Norwegian Krone,
    expiring 11/1/2002                                    221,722             29,541              29,815                        274

Norwegian Krone,
    expiring 11/5/2002                                    107,107             14,400              14,400                          0

Swiss Francs,
    expiring 11/1/2002                                    138,397             93,137              93,752                        615

Swiss Francs,
    expiring 11/5/2002                                     89,719             60,799              60,799                          0

TOTAL                                                                                                                        92,707


The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open as of October 31, 2002, are set forth in the Statement of Financial Futures.

At October 31, 2002, the cost of investments for federal income tax purposes was $106,573,044; accordingly, accumulated net unrealized depreciation on investments was $22,615,107, consisting of $2,944,436 gross unrealized appreciation and $25,559,543 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Dreyfus International Stock Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Dreyfus International Stock Index Fund (the "Fund") (one of the series constituting Dreyfus Index Funds, Inc.) as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                PricewaterhouseCoopers LLP

New York, New York

December 11, 2002


IMPORTANT TAX INFORMATION

In accordance with Federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended October 31, 2002:

  -- the total amount of taxes paid to foreign countries was $184,776

  -- the total amount of income sourced from foreign countries was $1,366,727

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2002 calendar year with Form 1099-DIV which will be mailed by January 31,2003.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

David P. Feldman (63)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                              --------------

Ehud Houminer (62)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor and Executive-in-Residence at the Columbia Business School, Columbia University.

* Principal of Lear, Yavitz and Associates, a management consulting firm

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* Super Sol Limited, an Israeli supermarket chain, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21


Gloria Messinger (72)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.,

* Consultant in Intellectual Property

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

John Szarkowski (76)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

Anne Wexler (72)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Methanex Corporation, a methanol production company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director-Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


                                                           For More Information

                        Dreyfus International
                        Stock Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Boston Safe Deposit and Trust Company
                        One Boston Place
                        Boston, MA 02109

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  079AR1002